1933 Act File No. 333-97455
                                                     1940 Act File No. 811-21167


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        [X] Pre-Effective Amendment No. 2
                        [ ] Post-Effective Amendment No.
                                       and

      [ X ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               [X] Amendment No. 2

          Neuberger Berman California Intermediate Municipal Fund Inc. (Exact Name of Registrant as Specified in Articles of Incorporation)

                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                                Peter E. Sundman
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

       Arthur C. Delibert, Esq.                Ellen Metzger, Esq.
       Kirkpatrick & Lockhart LLP              Neuberger Berman, LLC
       1800 Massachusetts Avenue, N.W.         605 Third Avenue
       2nd Floor                               New York, New York 10158-3698
       Washington, DC 20036-1800


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Title of Securities       Amount Being           Proposed Maximum        Proposed Maximum       Amount of
Being Registered          Registered (1)         Offering Price Per      Aggregate Offering     Registration Fee (2)
                                                 Unit                    Price
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Common Stock              8,050,000              $15.00                  $120,750,000           $11,109
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) Includes 1,050,000 shares which may be offered by the Underwriters pursuant to an option to cover over allotments.

(2)  Of which $6,348 was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS                                                                [LOGO]


                                          SHARES
                          NEUBERGER BERMAN CALIFORNIA
                        INTERMEDIATE MUNICIPAL FUND INC.
                                 COMMON SHARES
                                $15.00 PER SHARE
                              --------------------

    INVESTMENT OBJECTIVE. Neuberger Berman California Intermediate Municipal Fund Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide common stockholders a high level of current income exempt from federal income tax and California personal income tax.

    PORTFOLIO CONTENTS. The Fund normally invests substantially all (at least 90%) of its total assets in municipal bonds with remaining maturities of less than 15 years that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's investment manager to be reliable), is exempt from federal income tax and California personal income tax. The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. The Fund seeks to maintain a dollar-weighted average duration between three and eight years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds that, at the time of investment, are rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") or are unrated but judged to be of comparable quality by the Fund's investment manager, Neuberger Berman Management Inc. ("NB Management"). The Fund may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Agency ("S&P") or Fitch, Inc. ("Fitch") or that are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." There is no assurance that the Fund will achieve its investment objective.

    NO PRIOR HISTORY. Because the Fund is newly organized, its shares of common stock ("Common Shares") have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, and investors may lose money by purchasing Common Shares in the initial public offering. The Common Shares have been approved for listing, subject to issuance of notice, on the American Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "NBW."

    PREFERRED SHARES. The Fund intends to use leverage by issuing shares of preferred stock ("Preferred Shares") representing approximately 38% of the Fund's capital immediately after their issuance. The Fund also may add leverage to the portfolio by utilizing certain derivative instruments. By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares ("Common Stockholders") than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Preferred Shares and Related Leverage," "Risks--Leverage Risk" and "Risks--Derivatives Risk."

    INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 21 OF THIS PROSPECTUS.
                                ----------------

                                                              PER SHARE          TOTAL
                                                              ---------         --------
Public offering price.......................................    $15.00            $
Sales load..................................................     $.675            $
Estimated offering expenses(1)..............................      $.03            $
Proceeds to the Fund........................................   $14.295            $

    (1) In addition to the sales load, the Fund will pay organizational and offering expenses of up to $.03 per Common Share, estimated to total
         $     , which will reduce the "Proceeds to the Fund" (above). NB
         Management has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $.03 per Common Share.

    The underwriters may also purchase up to an additional     Common Shares at
the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

    Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The Common Shares will be ready for delivery on or about September   , 2002.
                          ----------------------------

                                MERRILL LYNCH & CO.

A.G. EDWARDS & SONS, INC.                                   QUICK & REILLY, INC.

WELLS FARGO SECURITIES, LLC                                ROBERT W. BAIRD & CO.

CROWELL, WEEDON & CO.                         H&R BLOCK FINANCIAL ADVISORS, INC.
                          ----------------------------


               The date of this prospectus is September 24, 2002.

    You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it
for future reference. A Statement of Additional Information, dated         ,
2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 42 of this prospectus, by calling 877-461-1899 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

    The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS


                                                                  PAGE
                                                                --------
Prospectus Summary..........................................        4
Summary of Fund Expenses....................................       13
The Fund....................................................       14
Use of Proceeds.............................................       14
The Fund's Investments......................................       15
Preferred Shares and Related Leverage.......................       19
Risks.......................................................       21
How the Fund Manages Risk...................................       28
Management of the Fund......................................       30
Net Asset Value.............................................       32
Distributions...............................................       32
Dividend Reinvestment Plan..................................       33
Description of Shares.......................................       34
Anti-Takeover and Other Provisions in the Articles of
  Incorporation.............................................       36
Repurchase of Common Shares; Tender Offers; Conversion to
  Open-End Fund.............................................       37
Tax Matters.................................................       38
Underwriting................................................       40
Custodian and Transfer Agent................................       42
Legal Matters...............................................       42
Table of Contents for Statement of Additional Information...       43


    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    Until           , 2002 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


THE FUND..........................................  Neuberger Berman California Intermediate Municipal
                                                    Fund Inc. is a newly organized, non-diversified
                                                    closed-end management investment company. The Fund
                                                    is designed to provide tax benefits to individual
                                                    investors who are residents of California for tax
                                                    purposes. See "The Fund."

THE OFFERING......................................  The Fund is offering    shares of common stock,
                                                    with a par value of $.0001 per share, at $15.00
                                                    per share through a group of underwriters (the
                                                    "Underwriters") led by Merrill Lynch, Pierce,
                                                    Fenner & Smith Incorporated ("Merrill Lynch"). The
                                                    shares of common stock are called "Common Shares"
                                                    in the rest of this prospectus. You must purchase
                                                    at least 100 Common Shares ($1,500) in order to
                                                    participate in this offering. The Fund has given
                                                    the Underwriters an option to purchase up to
                                                    additional Common Shares to cover orders in excess
                                                    of     Common Shares. See "Underwriting." NB
                                                    Management has agreed to pay organizational
                                                    expenses and offering costs of the Fund (other
                                                    than the sales load) that exceed $.03 per Common
                                                    Share.

INVESTMENT OBJECTIVE
  AND POLICIES....................................  The Fund's investment objective is to provide
                                                    Common Stockholders a high level of current income
                                                    exempt from federal income tax and California
                                                    personal income tax. This income, if any, will be
                                                    distributed to Common Stockholders after the
                                                    satisfaction of the obligation to pay dividends on
                                                    Preferred Shares. Under normal market conditions,
                                                    the Fund will invest substantially all (at least
                                                    90%) of its total assets in municipal bonds that
                                                    pay interest that, in the opinion of bond counsel
                                                    to the issuer (or on the basis of other authority
                                                    believed by the Fund's investment manager to be
                                                    reliable), is exempt from federal income tax and
                                                    California personal income tax ("California
                                                    Municipal Bonds") with remaining maturities of
                                                    less than 15 years. The Fund's policy is to
                                                    invest, under normal market conditions, at least
                                                    80% of its total assets in municipal bonds with
                                                    remaining maturities of less than 15 years. As a
                                                    fundamental policy, the Fund will invest at least
                                                    80% of its total assets in California Municipal
                                                    Bonds.

                                                    The Fund seeks to maintain a dollar-weighted
                                                    average duration between three and eight years.
                                                    Under normal market conditions, the Fund will
                                                    invest at least 80% of its total assets in
                                                    municipal bonds that, at the time of investment,
                                                    are rated in the four highest rating categories by
                                                    an NRSRO or are unrated but considered to be of
                                                    comparable quality by NB Management. The Fund may
                                                    invest up to 20% of its total assets in municipal
                                                    bonds that at the time of investment are rated
                                                    Ba/BB or B by Moody's, S&P or Fitch or that are
                                                    unrated but judged to be of comparable

                                                    quality by NB Management. There is no assurance
                                                    that the Fund will achieve its investment
                                                    objective. See "The Fund's Investments."

                                                    The Fund's investments are subject to
                                                    diversification, liquidity and related guidelines
                                                    that may be established in connection with the
                                                    Fund's desire to receive from Moody's and Fitch of
                                                    ratings of "Aaa" and "AAA", respectively, for
                                                    Preferred Shares. Ratings issued by NRSROs,
                                                    including Moody's and Fitch, do not eliminate or
                                                    mitigate the risk of investing in Fund shares.

PROPOSED OFFERING OF
  PREFERRED SHARES AND OTHER
  FORMS OF LEVERAGE ..............................  Subject to the Board's approval in light of market conditions and other factors, approximately one to
                                                    three months after completion of this offering,
                                                    the Fund intends to offer Preferred Shares
                                                    representing approximately 38% of the Fund's
                                                    capital after their issuance. For purposes of this
                                                    prospectus, the Fund's capital means the total
                                                    assets of the Fund less all liabilities and
                                                    indebtedness not representing Preferred Shares or
                                                    other senior securities. The liquidation
                                                    preference of the Preferred Shares is not a
                                                    liability. The issuance of Preferred Shares will
                                                    leverage your investment in Common Shares.
                                                    Leverage involves special risks. There is no
                                                    assurance that the Fund will issue Preferred
                                                    Shares or that, if issued, the Fund's leveraging
                                                    strategy will be successful. The net proceeds the
                                                    Fund obtains from selling the Preferred Shares
                                                    will be invested, in accordance with the Fund's
                                                    investment objective and policies, principally in
                                                    intermediate-term municipal bonds, which generally
                                                    will pay fixed rates of interest over the life of
                                                    the bond. The Preferred Shares will pay dividends
                                                    based on short-term interest rates (which will be
                                                    redetermined periodically, pursuant to an auction
                                                    process). So long as the rate of return, net of
                                                    applicable Fund expenses, on the intermediate-term
                                                    bonds and other instruments purchased by the Fund
                                                    with the proceeds from selling the Preferred
                                                    Shares exceeds Preferred Share dividend rates as
                                                    reset periodically, plus associated expenses, the
                                                    investment of the proceeds of the Preferred Shares
                                                    will generate more income than will be needed to
                                                    pay dividends on the Preferred Shares. If so, the
                                                    excess will be used to pay higher dividends to
                                                    Common Stockholders than if the Fund were not so
                                                    leveraged through the issuance of Preferred
                                                    Shares. If not, the issuance of Preferred Shares
                                                    could reduce the return to the Common
                                                    Stockholders. The Fund also may add leverage to
                                                    the portfolio by utilizing derivative instruments.
                                                    The Fund may issue Preferred Shares so long as
                                                    after their issuance the liquidation value of the
                                                    Preferred Shares, plus the aggregate amount of
                                                    senior securities representing indebtedness, does
                                                    not exceed 50% of the Fund's capital. See
                                                    "Risks--Leverage Risk." The Fund cannot assure you
                                                    that the issuance of Preferred Shares or the use
                                                    of other forms of leverage will result in a higher
                                                    yield on your Common Shares. Once Preferred Shares
                                                    are issued and/or other forms of leverage are
                                                    used, the net asset value and market price of the
                                                    Common Shares and the yield to Common Stockholders

                                                    will be more volatile. See "Preferred Shares and
                                                    Related Leverage," "Description of
                                                    Shares--Preferred Shares" and "Risks--Leverage
                                                    Risk."

INVESTMENT MANAGER................................  NB Management serves as the investment manager of the Fund. Subject to the general supervision of
                                                    the Board of Directors, NB Management is
                                                    responsible for managing, either directly or
                                                    through others selected by it, the investment
                                                    activities of the Fund and the Fund's business
                                                    affairs and other administrative matters. NB
                                                    Management will receive a fee, payable monthly, in
                                                    a maximum annual amount equal to .55% of the
                                                    Fund's average daily total assets minus
                                                    liabilities other than the aggregate indebtedness
                                                    entered into for purposes of leverage ("Managed
                                                    Assets"). NB Management has contractually agreed
                                                    to waive a portion of the management fees it is
                                                    entitled to receive from the Fund at the annual
                                                    rate of .25% of the Fund's average daily Managed
                                                    Assets from the commencement of operations through
                                                    October 31, 2007 (I.E., roughly the first five
                                                    years of operations), and at a declining amount
                                                    for an additional four years of operations
                                                    (through October 31, 2011).

                                                    NB Management has retained Neuberger Berman, LLC
                                                    ("Neuberger Berman") to serve as the Fund's
                                                    sub-adviser. See "Sub-Adviser" below. Together,
                                                    the firms and their affiliates manage $58.7
                                                    billion in total assets (as of June 30, 2002) and
                                                    continue an asset management history that began in
                                                    1939.

                                                    Theodore P. Giuliano, Thomas J. Brophy and Lori
                                                    Canell are the portfolio managers of the Fund. See
                                                    "Management of the Fund--Investment Manager" for a
                                                    description of their backgrounds and experience.
SUB-ADVISER.......................................  NB Management retains Neuberger Berman to serve as the Fund's sub-adviser responsible for providing
                                                    investment recommendations and research. NB
                                                    Management (and not the Fund) will pay a portion
                                                    of the fees it receives to Neuberger Berman in
                                                    return for its services.
DISTRIBUTIONS.....................................  Commencing with the Fund's first dividend, it intends to pay regular monthly cash dividends to
                                                    you at a rate based on its projected performance.
                                                    The dividend rate that the Fund pays on its Common
                                                    Shares will depend on a number of factors,
                                                    including dividends payable on the Preferred
                                                    Shares. As portfolio and market conditions change,
                                                    the rate of dividends on the Common Shares and the
                                                    Fund's dividend policy could change. Over time,
                                                    the Fund will distribute substantially all of its
                                                    net investment income (after it pays accrued
                                                    dividends on any outstanding Preferred Shares). In
                                                    addition, at least annually, the Fund intends to
                                                    distribute to you your pro rata share of any
                                                    available net capital gains. Your initial dividend
                                                    is expected to be declared approximately 45 days,
                                                    and paid approximately 60 to 90 days, from the
                                                    completion of this offering, depending on market
                                                    conditions. Unless you elect to receive
                                                    distributions in cash, all of your distributions
                                                    will be automatically reinvested in additional

                                                    Common Shares under the Fund's Dividend
                                                    Reinvestment Plan. See "Distributions" and
                                                    "Dividend Reinvestment Plan."
TAXATION..........................................  Because under normal circumstances the Fund will invest substantially all of its assets in
                                                    municipal bonds that pay interest that is exempt
                                                    from federal income tax and California personal
                                                    income tax, the dividends paid on Common Shares
                                                    and Preferred Shares attributable to that interest
                                                    will be similarly exempt for California resident
                                                    individuals. However, dividends paid on Common
                                                    Shares and Preferred Shares may be subject to
                                                    other state and local taxes. All or a portion of
                                                    the interest paid on the municipal bonds held by
                                                    the Fund may be an item of tax preference for
                                                    purposes of the federal alternative minimum tax
                                                    ("AMT") ("Tax Preference Item"), with the result
                                                    that all or a portion of the dividends paid to
                                                    Fund stockholders also would be such an item.
                                                    Common Shares thus may not be a suitable
                                                    investment if you are subject to the AMT or would
                                                    become subject thereto by investing in Common
                                                    Shares. The Fund also may realize net long- or
                                                    short-term capital gain on the sale or exchange of
                                                    its securities, which would be taxable to its
                                                    stockholders when distributed to them. Taxable
                                                    income or gain earned or realized by the Fund will
                                                    be allocated proportionately to Common
                                                    Stockholders and holders of Preferred Shares
                                                    ("Preferred Stockholders"), based on the
                                                    percentage of total dividends and capital gain
                                                    distributions, respectively, paid to each class
                                                    for that year. Accordingly, certain specified
                                                    Common Shares distributions may be subject to
                                                    federal income tax.

LISTING...........................................  The Common Shares have been approved for listing, subject to issuance of notice, on the
                                                    American Stock Exchange. The trading or "ticker"
                                                    symbol of the Common Shares is expected to be
                                                    "NBW." See "Description of Shares--Common Shares."

CUSTODIAN AND TRANSFER AGENT......................  State Street Bank and Trust Company serves as custodian of the Fund's assets. The Bank of New
                                                    York serves as transfer agent and dividend
                                                    disbursement agent. See "Custodian and Transfer
                                                    Agent."

MARKET PRICE OF SHARES............................  Shares of closed-end investment companies frequently trade at prices lower than their
                                                    per-share net asset value. Net asset value will be
                                                    reduced immediately following the offering by the
                                                    sales load and the amount of organization and
                                                    offering expenses paid by the Fund. See "Use of
                                                    Proceeds." In addition to net asset value, market
                                                    price may be affected by such factors relating to
                                                    the Fund and its portfolio holdings as dividend
                                                    levels (which are in turn affected by expenses),
                                                    dividend stability, portfolio credit quality and
                                                    liquidity and call protection and market supply
                                                    and demand. See "Preferred Shares and Related
                                                    Leverage," "Risks," "Description of Shares," and
                                                    "Repurchase of Common Shares; Conversion to
                                                    Open-End Fund" in this prospectus, and the
                                                    Statement of Additional Information under
                                                    "Repurchase of Common Shares; Conversion to
                                                    Open-End Fund." The Common Shares are designed
                                                    primarily for long-term investors, and you should
                                                    not view the Fund as a vehicle for trading
                                                    purposes.

SPECIAL RISK CONSIDERATIONS.......................  NO OPERATING HISTORY. The Fund is a newly organized, non-diversified, closed-end management
                                                    investment company with no history of operations.

                                                    MARKET DISCOUNT RISK. Shares of closed-end
                                                    management investment companies like the Fund
                                                    frequently trade at a discount from their
                                                    per-share net asset value. The Fund's shares may
                                                    trade at a price that is less than the initial
                                                    offering price. This risk may be greater for
                                                    investors who sell their shares in a relatively
                                                    short period of time after completion of the
                                                    initial offering.

                                                    INTEREST RATE RISK. Generally, when market
                                                    interest rates fall, bond prices rise, and vice
                                                    versa. Interest rate risk is the risk that the
                                                    municipal bonds in the Fund's portfolio will
                                                    decline in value because of increases in market
                                                    interest rates. The prices of longer-term bonds
                                                    generally fluctuate more than prices of shorter-
                                                    term bonds as interest rates change. Because the
                                                    Fund will invest primarily in intermediate-term
                                                    bonds, the Common Share net asset value and market
                                                    price per share will fluctuate more in response to
                                                    changes in market interest rates than if the Fund
                                                    invested primarily in short-term bonds. The Fund's
                                                    use of leverage, as described below, will tend to
                                                    increase Common Share interest rate risk. See
                                                    "Risks--Interest Rate Risk" for additional
                                                    information.

                                                    CREDIT RISK. Credit risk is the risk that an
                                                    issuer of a municipal bond will become unable to
                                                    meet its obligation to make interest and principal
                                                    payments. In general, lower rated municipal bonds
                                                    carry a greater degree of credit risk. If rating
                                                    agencies lower their ratings of municipal bonds in
                                                    the Fund's portfolio, the value of those
                                                    obligations could decline, which could jeopardize
                                                    the rating agencies' ratings of Preferred Shares.
                                                    In addition, the underlying revenue source for a
                                                    municipal obligation other than a general
                                                    obligation bond may be insufficient to pay
                                                    principal or interest in a timely manner. Because
                                                    the primary source of income for the Fund is the
                                                    interest and principal payments on the municipal
                                                    bonds in which it invests, any default by an
                                                    issuer of a municipal obligation could have a
                                                    negative impact on the Fund's ability to pay
                                                    dividends on Common Shares and could result in the
                                                    redemption of some or all Common Shares. This risk
                                                    of default may be greater for private activity
                                                    bonds or other municipal bonds whose payments are
                                                    dependent upon a specific source of revenue. Even
                                                    if the issuer does not actually default, adverse
                                                    changes in the issuer's financial condition may
                                                    negatively affect its credit rating or presumed
                                                    creditworthiness. These developments would
                                                    adversely affect the market value of the issuer's
                                                    obligations.

                                                    The Fund may invest up to 20% of its total assets
                                                    in municipal bonds that at the time of investment
                                                    are rated Ba/BB or B by Moody's, S&P or Fitch or
                                                    that are unrated but judged to be of comparable
                                                    quality by NB Management. Bonds of below
                                                    investment grade quality are regarded as having
                                                    predominantly speculative characteristics with
                                                    respect to capacity to pay interest and repay
                                                    principal, and these bonds are commonly referred
                                                    to as

                                                    "junk bonds." The prices of these lower grade
                                                    bonds are more sensitive to negative developments,
                                                    such as a decline in the issuer's revenues or a
                                                    general economic downturn, than are the prices of
                                                    higher grade securities. Municipal bonds in the
                                                    lowest investment grade category may also be
                                                    considered to possess some speculative
                                                    characteristics by certain rating agencies.

                                                    STATE-SPECIFIC RISK. The Fund's policy of
                                                    investing substantially all of its assets in
                                                    California Municipal Bonds makes the Fund more
                                                    susceptible to adverse economic, political,
                                                    regulatory or other factors affecting the issuers
                                                    of such bonds than a fund that does not limit its
                                                    investments to such issuers. Through popular
                                                    initiative and legislative activity, the ability
                                                    of the State of California and its local
                                                    governments to raise money through property taxes
                                                    and to increase spending has been the subject of
                                                    considerable debate and change in recent years.

                                                    MUNICIPAL BOND MARKET RISK. The amount of public
                                                    information available about the municipal bonds in
                                                    the Fund's portfolio is generally less than that
                                                    for corporate equities or bonds, and the
                                                    investment performance of the Fund may therefore
                                                    be more dependent on the analytical abilities of
                                                    NB Management than would be a stock fund or
                                                    taxable bond fund. The secondary market for
                                                    municipal bonds, particularly below investment
                                                    grade bonds in which the Fund may invest, also
                                                    tends to be less well-developed and less liquid
                                                    than many other securities markets, which may
                                                    adversely affect the Fund's ability to sell bonds
                                                    from its portfolio at attractive prices. Some
                                                    municipal bonds are supported only by the revenue
                                                    of a particular project or privately operated
                                                    facility, and are not supported by the taxing
                                                    power of any governmental entity.

                                                    TERRORISM RISKS. Municipal securities are subject
                                                    to a risk that terror attacks could result in
                                                    substantial loss of life, damage the local economy
                                                    and damage or destroy significant portions of the
                                                    municipal infrastructure. The impact of these
                                                    events may extend beyond the immediately affected
                                                    area and beyond the time of the attack. Businesses
                                                    that leave an affected area in the wake of such an
                                                    attack may not return, and economic activity may
                                                    slow if tourists and local consumers avoid the
                                                    affected city. These events could severely affect
                                                    the tax base of a particular issuer of municipal
                                                    securities and could damage or destroy a facility
                                                    whose revenues support the payment of particular
                                                    municipal securities. These attacks, and measures
                                                    taken to prevent them, may also impose substantial
                                                    overtime costs on municipal budgets. See "Recent
                                                    Developments."

                                                    HIGH YIELD RISK. Investing in high yield bonds
                                                    involves additional risks, including credit risk.
                                                    The value of high yield, lower quality bonds is
                                                    affected by the creditworthiness of the issuers of
                                                    the securities and by general economic and
                                                    specific industry conditions. Issuers of high
                                                    yield bonds are not as strong financially as those
                                                    with higher credit ratings, so their bonds are
                                                    usually considered speculative investments. These
                                                    issuers are more

                                                    vulnerable to financial setbacks and recession
                                                    than more creditworthy issuers, which may impair
                                                    their ability to make interest and principal
                                                    payments. Investments in lower grade securities
                                                    will expose the Fund to greater risks than if the
                                                    Fund owned only higher grade securities.

                                                    REINVESTMENT RISK. Income from the Fund's
                                                    municipal bond portfolio will decline if and when
                                                    the Fund invests the proceeds from matured, traded
                                                    or called bonds at market interest rates that are
                                                    below the portfolio's current earnings rate. A
                                                    decline in income could affect the Common Shares'
                                                    market price or their overall return.

                                                    LEVERAGE RISK. The Fund's use of leverage through
                                                    the issuance of Preferred Shares creates an
                                                    opportunity for increased Common Share net income,
                                                    but also creates special risks for Common
                                                    Stockholders. There is no assurance that the
                                                    Fund's leveraging strategy will be successful. The
                                                    Preferred Shares will pay dividends based on
                                                    short-term interest rates (which will be
                                                    redetermined periodically, pursuant to an auction
                                                    process), and the Fund will invest the net
                                                    proceeds of the Preferred Shares offering
                                                    principally in intermediate-term, typically fixed
                                                    rate, municipal bonds. So long as the portfolio
                                                    securities the Fund purchases with the proceeds of
                                                    selling the Preferred Shares provide a higher rate
                                                    of return (net of Fund expenses) than the
                                                    Preferred Share dividend rate, as reset
                                                    periodically, plus associated expenses, the
                                                    leverage will allow Common Stockholders to receive
                                                    a higher current rate of return than if the Fund
                                                    were not leveraged. If, however, short-term tax-
                                                    exempt interest rates rise substantially after the
                                                    issuance of the Preferred Shares, the Preferred
                                                    Share dividend rate could approach or exceed the
                                                    acquisition yield on intermediate-term bonds and
                                                    other investments held by the Fund that were
                                                    acquired during periods of generally lower
                                                    interest rates, reducing dividend yields and
                                                    returns to Common Stockholders. Investment by the
                                                    Fund in derivative instruments may increase its
                                                    leverage and, during periods of rising interest
                                                    rates, may adversely affect its income,
                                                    distributions and total return to Common
                                                    Stockholders. See "The Fund's Investments" for a
                                                    discussion of these instruments. Preferred Shares
                                                    are expected to pay cumulative dividends, which
                                                    may tend to increase leverage risk. Leverage
                                                    creates two major types of risks for Common
                                                    Stockholders:
                                                    (1) the likelihood of greater volatility of net
                                                    asset value and market price of Common Shares,
                                                    because changes in the value of the Fund's
                                                    municipal bond portfolio (including securities
                                                    bought with the proceeds of the Preferred Shares
                                                    offering) are borne entirely by the Common
                                                    Stockholders; and
                                                    (2) the possibility either that Common Share
                                                    income will fall if the Preferred Share dividend
                                                    rate rises, or that Common Share income will
                                                    fluctuate because the Preferred Share dividend
                                                    rate varies.

                                                    Because the fees received by NB Management are
                                                    based on the Managed Assets of the Fund (including
                                                    assets represented by Preferred Shares and any
                                                    leverage created thereby), NB

                                                    Management has a financial incentive for the Fund
                                                    to issue Preferred Shares, which may create a
                                                    conflict of interest between NB Management and the
                                                    Common Stockholders.

                                                    INFLATION RISK. Inflation risk is the risk that
                                                    the value of assets or income from the Fund's
                                                    investments will be worth less in the future as
                                                    inflation decreases the present value of payments
                                                    at future dates.

                                                    LIQUIDITY RISK. The Fund may invest up to 20% of
                                                    its net assets in securities that are illiquid at
                                                    the time of investment, which means a security
                                                    that cannot be sold within seven days at a price
                                                    which approximates the price at which the Fund is
                                                    carrying it. Illiquid securities may trade at a
                                                    discount from comparable, more liquid investments,
                                                    and may be subject to wide fluctuations in market
                                                    value. Also, the Fund may not be able to dispose
                                                    of illiquid securities when that would be
                                                    beneficial at a favorable time or price.

                                                    DERIVATIVES RISK. The Fund may utilize a variety
                                                    of derivative instruments for investment or risk
                                                    management purposes, such as engaging in interest
                                                    rate and other hedging and risk management
                                                    transactions, and purchasing and selling options
                                                    (including swaps, caps, floors and collars) on
                                                    municipal bonds and on indices based on municipal
                                                    bonds. In general, the Fund may purchase and sell
                                                    (or write) options on up to 20% of its total
                                                    assets. Derivatives are subject to a number of
                                                    risks described elsewhere in this prospectus, such
                                                    as liquidity risk, interest rate risk, credit risk
                                                    and management risk. In addition, investment by
                                                    the Fund in derivative instruments may increase
                                                    the Fund's leverage and, during periods of rising
                                                    interest rates, may adversely affect the Fund's
                                                    income, distributions and total returns to Common
                                                    Stockholders. Derivatives also involve the risk of
                                                    mispricing or improper valuation, and the risk
                                                    that changes in the value of a derivative may not
                                                    correlate perfectly with an underlying asset,
                                                    interest rate or index. Suitable derivative
                                                    transactions may not be available in all
                                                    circumstances and there can be no assurance that
                                                    the Fund will engage in these transactions to
                                                    reduce exposure to other risks when that would be
                                                    beneficial.

                                                    MANAGEMENT RISK. The Fund is subject to management
                                                    risk because it is an actively managed investment
                                                    portfolio. NB Management and the portfolio
                                                    managers will apply investment techniques and risk
                                                    analyses in making investment decisions for the
                                                    Fund, but there can be no guarantee that these
                                                    will produce the desired results.

                                                    NON-DIVERSIFICATION RISK. Because the Fund is
                                                    classified as "non-diversified" under the
                                                    Investment Company Act of 1940, as amended, and
                                                    the rules and regulations thereunder ("1940 Act"),
                                                    it can invest a greater portion of its assets in
                                                    obligations of a single issuer. As a result, the
                                                    Fund will be more susceptible than a more widely
                                                    diversified fund to any single corporate,
                                                    economic, political or regulatory occurrence.

                                                    ECONOMIC SECTOR AND GEOGRAPHIC RISK. The Fund will
                                                    normally invest substantially all of its assets in
                                                    municipal obligations of issuers in California and
                                                    may invest 25% or more of its assets in municipal
                                                    obligations in the same economic sector, including
                                                    the following: lease rental obligations of state
                                                    and local authorities; obligations dependent on
                                                    annual appropriations by the state's legislature
                                                    for payment; obligations of state and local
                                                    housing finance authorities; municipal utilities
                                                    systems or public housing authorities; obligations
                                                    of hospitals or life care facilities; and
                                                    industrial development or pollution control bonds
                                                    issued for electrical utility systems, steel
                                                    companies, paper companies or other purposes. This
                                                    may make the Fund more susceptible to adverse
                                                    economic, political or regulatory occurrences
                                                    affecting California or a particular economic
                                                    sector. For example, health care related issuers
                                                    are susceptible to Medicare, Medicaid and other
                                                    third party payor reimbursement policies, and
                                                    national and state health care legislation. As
                                                    concentration increases, so does the potential for
                                                    fluctuation in the net asset value of the Common
                                                    Shares.

                                                    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of
                                                    Incorporation (the "Articles") contain provisions
                                                    limiting (1) the ability of other entities or
                                                    persons to acquire control of the Fund, (2) the
                                                    Fund's freedom to engage in certain transactions
                                                    and (3) the ability of the Fund's directors or
                                                    stockholders to amend the Articles. These
                                                    provisions of the Articles may be regarded as
                                                    "anti-takeover" provisions. See "Anti-Takeover and
                                                    Other Provisions in the Articles of
                                                    Incorporation."

                                                    RECENT DEVELOPMENTS. As a result of the terrorist
                                                    attacks on the World Trade Center and the Pentagon
                                                    on September 11, 2001, some of the U.S. securities
                                                    markets were closed for a four-day period. These
                                                    terrorist attacks and related events have led to
                                                    increased short-term market volatility and may
                                                    have long-term effects on U.S. and world economies
                                                    and markets. A similar disruption of the financial
                                                    markets could impact interest rates, auctions,
                                                    secondary trading, ratings, credit risk, inflation
                                                    and other factors relating to the securities.

SPECIAL TAX CONSIDERATIONS........................  While the Fund expects most of its income to be exempt from federal income tax and California
                                                    personal income tax, the Fund's distributions of
                                                    any taxable net investment income and any net
                                                    short-term capital gain (I.E., dividends) will be
                                                    taxable to stockholders as ordinary income, and
                                                    distributions of any net capital gain (the excess
                                                    of net long-term capital gain over net short-term
                                                    capital loss) will be subject to tax as long-term
                                                    capital gain. See "Tax Matters."

                            SUMMARY OF FUND EXPENSES

    The following table assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 5 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Preferred Shares).

STOCKHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)............         4.50%
  Expenses Borne by the Fund................................          .20%(1)(2)
  Dividend Reinvestment Plan................................         None(3)


                                                                  PERCENTAGE OF NET
                                                                 ASSETS ATTRIBUTABLE
                                                                  TO COMMON SHARES
                                                                 (ASSUMES PREFERRED
                                                                SHARES ARE ISSUED)(5)
                                                                ---------------------
ANNUAL EXPENSES
  Management Fees...........................................              .89%
  Other Expenses............................................              .53%
                                                                        -----
  Total Annual Expenses.....................................             1.42%
  Fee Waiver (Years 1-5)(4).................................             (.40)%(6)
                                                                        -----
  Net Annual Expenses (Years 1-5)(4)........................             1.02%(6)


-------------------

                  (1)   NB Management has agreed to pay organizational expenses, and offering costs of the Fund (other than the sales load) that exceed $.03 per Common Share (.20% of the offering price).
                  (2)   If the Fund offers Preferred Shares, costs of that offering, estimated to be slightly more than 1.5% of the total amount of the Preferred Share offering, will effectively be borne by Common Stockholders and result in the reduction of the
                        paid-in-capital attributable to the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 38%
                        of the Fund's capital (after issuance), those offering costs are estimated to be no more than approximately $700,000 or
                        $.14 per Common Share (.9% of the offering price).
                  (3)   You will pay brokerage charges if you direct the Plan Agent
                        (as defined below) to sell your Common Shares held in a
                        dividend reinvestment account.
                  (4)   Year 1 represents the period from commencement of operations through October 31, 2003.
                  (5)   The table presented in this footnote estimates what the
                        Fund's annual expenses would be, stated as percentages of
                        the Fund's net assets attributable to Common Shares but,
                        unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares.
                        In accordance with these assumptions, the Fund's expenses
                        would be estimated as follows:


                                                                 PERCENTAGE OF NET
                                                                ASSETS ATTRIBUTABLE
                                                                 TO COMMON SHARES
                                                                    (ASSUMES NO
                                                                 PREFERRED SHARES
                                                                   ARE ISSUED OR
                                                                   OUTSTANDING)
                                                                -------------------
ANNUAL EXPENSES
  Management Fees...........................................            .55%
  Other Expenses............................................            .32%
                                                                       ----
  Total Annual Expenses.....................................            .87%
  Fee Waiver (Years 1-5)(4).................................           (.25)%(6)
                                                                       ----
  Net Annual Expenses (Years 1-5)(4)........................            .62%(6)


                  (6)   NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of .25% of the Fund's Managed Assets from the commencement of operations through October 31, 2007
                        (i.e., roughly the first 5 years of Fund operations), .20%
                        of average daily Managed Assets in year 6, .15% in year 7,
                        .10% in year 8 and .05% in year 9. NB Management has not
                        agreed to waive any portion of its fees and expenses beyond
                        October 31, 2011. Without the fee waiver, "Net Annual
                        Expenses" would be estimated to be 1.42% of net assets
                        attributable to Common Shares (assuming the issuance of
                        Preferred Shares) and .87% of net assets attributable to
                        Common Shares (assuming no Preferred Shares are issued or
                        outstanding).

    The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 5 million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

    The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated Preferred Share offering costs assuming Preferred Shares are issued representing 38% of the Fund's capital (after issuance) of $9) that you would pay on a $1,000 investment in Common Shares, assuming (1) net annual expenses of 1.02% of net assets attributable to Common Shares (assuming the issuance of Preferred Shares) in years 1 through 5, increasing to 1.10% in year 6, 1.18% in year 7, 1.26% in year 8 and 1.34% in year 9; and (2) a 5% annual return(1):

                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS(2)
                                                                --------    --------    --------    -----------
Total Expenses incurred.....................................      $66         $87         $110         $186

-------------------

                  (1)   THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION
                        OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER
                        THAN THOSE SHOWN. The example assumes that the estimated
                        "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in
                        note 2 below, and that all dividends and capital gain
                        distributions are reinvested at net asset value. Actual
                        expenses may be greater or less than those assumed.
                        Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the
                        example.
                  (2)   Assumes waiver of fees and expenses at an annual rate of
                        .20% of the Fund's average daily Managed Assets in year 6,
                        .15% in year 7, .10% in year 8 and .05% in year 9. NB
                        Management has not agreed to waive any portion of the
                        management fees it is entitled to receive from the Fund
                        beyond October 31, 2011. See "Management of the
                        Fund--Management Agreement."

                                    THE FUND

    The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on July 29, 2002. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 605 Third Avenue, New York, New York 10158-0180, and its telephone number is 877-461-1899. The Fund is designed to provide tax benefits to individual investors who are residents of California for tax purposes.

                                USE OF PROCEEDS

    The net proceeds of the offering of Common Shares will be approximately
$    (or $    if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organizational and offering costs. NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term, tax-exempt securities, although the Fund may, if necessary, also invest in other high quality, short-term securities, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide Common Stockholders a high level of current income exempt from federal income tax and California personal income tax. This income, if any, will be distributed to Common Stockholders after the satisfaction of the obligation to pay dividends on Preferred Shares. The Fund may not achieve its investment objective.


    The Fund normally invests substantially all (at least 90%) of its total assets in California Municipal Bonds with remaining maturities of less than 15 years. The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. The Fund seeks to maintain a dollar-weighted average duration between three and eight years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds that are rated, at the time of investment, within the four highest categories by an NRSRO or are unrated but judged to be of comparable quality by NB Management. Investment grade debt securities are those rated "BBB" or higher by S&P, "Baa" or higher by Moody's or within one of the four highest rating categories by an NRSRO or are unrated but judged to be of comparable quality by NB Management. As a fundamental policy, the Fund will invest at least 80% of its total assets in California Municipal Bonds.



    Duration is a measure of a fixed income security's sensitivity to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.


    The Fund may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds."

    Municipal bonds may have all types of interest rate payment and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features.


    The Fund will not invest more than 25% of its total assets in any industry. Governmental issuers of municipal bonds are not considered part of any "industry." However, municipal bonds backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to the industries of such nongovernmental users. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader segment of the municipal bond market, such as hospital and other health care facilities obligations, housing agency revenue obligations, and airport revenue obligations. The Fund will invest more than 25% of its assets in such types of municipal bonds if NB Management determines that the yields available from such obligations in a particular segment justify the additional risks associated with a large investment in that segment. These obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries; however, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all such municipal bonds in such a market segment. The Fund may invest more than 25% of its assets in industrial development bonds.

    The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

    For temporary defensive purposes, and in order to keep cash on hand fully invested, the Fund may temporarily invest to a substantial degree in high-quality, short-term municipal bonds. If these high-quality, short-term municipal bonds are not available or, in NB Management's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in the following taxable securities: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by an NRSRO; commercial paper rated in the highest category by an NRSRO; certificates of deposit, time deposits and bankers' acceptances; or repurchase agreements with respect to any of the foregoing investments or any other fixed-income securities that NB Management considers consistent with such strategy. To the extent the Fund invests in taxable securities, it will not be able to achieve its investment objective of providing income exempt from federal income tax and California personal income tax.


    The Fund cannot accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%. The Fund generally will not trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.



    The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or
(ii) is less. These percentages are required by the 1940 Act.


    If you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you. Special AMT rules apply to corporate holders. In addition, distributions of any taxable net investment income and any net short-term capital gain (I.E., dividends) will be taxable to stockholders as ordinary income, and distributions of any net capital gain will be subject to tax as long-term capital gain. See "Tax Matters."

    The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information.

MUNICIPAL BONDS

    Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. The California Municipal Bonds in which the Fund will invest are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city. The Fund may also invest in municipal obligations issued by United States territories (such as Puerto Rico or Guam) the interest on which is exempt from federal income tax and California personal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal bonds with remaining maturities of less than 15 years.

    The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds the interest on which is a Tax Preference Item, and a substantial portion of the dividends paid on Common Shares thus may be such an item. Common Shares may not be a suitable investment for investors who are already subject to the AMT or who would become subject to the AMT as a result of an investment in Common Shares. See "Tax Matters."

    The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "private activity bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. They are not supported by the general taxing authority of any governmental entity. Although the ratings of NRSROs of the municipal bonds in the Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the NRSROs of the issuer's ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation. See Appendix A to the Statement of Additional Information for a summary of ratings.

    Municipal bonds may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal bonds normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals based on a specified benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. See "Investment Policies and Techniques" in the Statement of Additional Information. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal bonds.

    The Fund may invest in unrated "non-appropriation" lease obligations or installment purchase contract obligations of municipal authorities or entities believed by NB Management to be of comparable quality to securities that are rated investment grade. There is no limitation on the percentage of the Fund's assets that may be invested in these lease obligations. A lease obligation is backed by the municipality's promise to make the payments due under the lease obligation. Lease obligations containing "non-appropriation" clauses provide that the municipality has no obligation to make lease installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

    The Fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price at which it was issued, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The Fund may also engage in interest rate and other hedging and risk management transactions; purchase and sell options (including swaps, caps, floors and collars) on municipal bonds and on indices based on municipal bonds; and purchase and sell municipal bonds on a "when-issued" or "delayed delivery" basis. In general, the Fund may purchase and sell (or write) options on up to 20% of its total assets. The Securities and Exchange Commission requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements, which are more fully described in the Statement of Additional Information. The Fund may engage in these transactions both for speculative purposes and as a means to hedge risk. The Fund may also engage, to a limited extent, in financial futures contracts and related options contracts for hedging purposes. The Fund may also hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Although NB Management believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. See the Statement of Additional Information for a further description of these investment practices.

SELECTION OF INVESTMENTS

    NB Management selects securities for the Fund's portfolio which it believes entail reasonable credit risk considered in relation to the particular investment policies of the Fund. As a result, the Fund does not necessarily invest in the highest yielding municipal bonds permitted by its investment policies if NB Management determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates is not a major consideration. The Fund's policy is to invest at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. The Fund seeks to maintain a dollar-weighted average duration between three and eight years. For this purpose, any scheduled principal prepayments on municipal bonds are reflected in the calculation of dollar-weighted average duration. NB Management may adjust the average duration of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Duration is a measure of a security's sensitivity to changes in market interest rates that takes account of all payments of principal and interest scheduled to occur over the life of the security.

    From time to time, the Fund may invest in securities of a municipal issuer, most or all of which is held by the Fund, by itself or together with other funds or accounts managed by NB Management. If the other funds holding the securities are open-end investment companies, they may need to liquidate their assets to meet shareholder redemptions, which could adversely affect the value of the same securities held by the Fund. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when NB Management believes it is advisable to do so.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS


    The Fund may purchase municipal bonds on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal bonds in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations; the value of the municipal bonds at delivery may be more or less than their purchase price, and yields generally available on municipal bonds when delivery occurs may be higher than yields on the municipal bonds obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments, that are marked to market daily, pursuant to guidelines established by the Board of Directors. The Fund will make commitments to purchase municipal bonds on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable.


    To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies. However, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. Use of these techniques has a leverage-like effect on the Fund.

    For more information, see "Investment Policies and Techniques--Special Considerations Relating to Municipal Securities" in the Statement of Additional Information.

                     PREFERRED SHARES AND RELATED LEVERAGE


    Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Preferred Shares representing approximately 38% of the Fund's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategies will be successful. The timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Directors. If the Fund issues Preferred Shares, costs of that offering will effectively be borne by Common Stockholders and result in a reduction of the paid-in capital attributable to the Common Shares. See "Summary of Fund Expenses," above. The Fund expects to invest the net proceeds of the Preferred Shares principally in intermediate-term municipal bonds. The Preferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the proceeds of the Preferred Shares (minus associated expenses) are invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after taking expenses into consideration), the leverage will allow Common Stockholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term tax-exempt interest rates rise substantially after the issuance of the Preferred Shares, the Preferred Share dividend rate could approach or exceed the acquisition yield on intermediate-term bonds and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing distribution yields and returns to Common Stockholders.

    Changes in the value of the Fund's municipal bond portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which include the proceeds from the issuance of Preferred Shares.

    For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among the Common Shares and any series of Preferred Shares in proportion to total distributions paid to each class for the taxable year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income (instead of solely tax-exempt income) is allocated to Preferred Shares, the Fund will have to pay higher total dividends to Preferred Stockholders or make dividend payments intended to compensate Preferred Stockholders for the unanticipated characterization of a portion of their dividends as taxable ("Gross-up Dividends"). This would reduce any advantage of the Fund's leveraged structure to Common Stockholders.


    Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's capital is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's capital satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by the Preferred Stockholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common and Preferred Stockholders voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two consecutive years, Preferred Stockholders would be entitled to elect a majority of the Directors of the Fund. For purposes of this prospectus, the Fund's "capital" means the total assets of the Fund less all liabilities and indebtedness not representing Preferred Shares or other senior securities. The liquidation preference of the Preferred Shares is not a liability or permanent equity.


    If the Fund issues Preferred Shares and one or more rating agencies issue ratings for the Preferred Shares, the Fund would be subject to certain restrictions imposed by guidelines of those agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NB Management from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

EFFECTS OF LEVERAGE

    Assuming that the Preferred Shares will represent approximately 38% of the Fund's capital and pay dividends at an annual average rate of 2%, the income generated by the Fund's portfolio (net of expenses) would have to exceed .76% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated.

    The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing approximately 38% of the Fund's total capital and the Fund's currently projected annual Preferred Share dividend rate of 2%. See "Risks."

Assumed Portfolio Total Return (Net of
  Expenses)...................................       (10)%       (5)%         0%        5%       10%
Common Share Total Return.....................    (17.35)%    (9.29)%    (1.23)%     6.84%    14.90%


    Common Share total return is composed of two elements: the Common Share distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares and Fund expenses) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those investments and Fund expenses.


OTHER FORMS OF LEVERAGE AND BORROWINGS

    In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include the use of options, futures contracts, residual interest bonds and other derivative instruments. By adding additional leverage, these strategies have the potential to increase returns to Common Stockholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.


    The Securities and Exchange Commission does not consider derivative instruments used by the Fund to constitute senior securities (and they will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price. The Fund has no current intention to use such instruments to an extent that would put more than 5% of its net assets at risk.


    The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                                     RISKS

    The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, interest rate risk, credit risk, municipal bond market risk, reinvestment risk, leverage risk, inflation risk, liquidity risk, derivatives risk and management risk. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These risks are summarized below.

    NEWLY ORGANIZED. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

    MARKET DISCOUNT RISK. As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Fund. Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies like the Fund frequently trade at a discount from their per-share net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

    INTEREST RATE RISK. Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in market interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. Because the Fund will invest primarily in intermediate-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

    INCOME RISK. The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short term and long term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to Preferred Shares could drop as well if the Fund purchases securities with lower interest coupons.

    CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

    LIQUIDITY RISK. The market for municipal obligations may be less liquid than for corporate bonds. The market for special obligation bonds, lease obligations, participation certificates and variable rate instruments, which the Fund may purchase, may be less liquid than for general obligation bonds. Liquid secondary trading in unrated municipal obligations may not exist. The Fund may not be able to sell these securities when NB Management determines it is appropriate. When the Fund has a need to raise cash, NB Management may be forced to sell from the portfolio some securities it would prefer to retain.


    Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets. If markets are less liquid, the Fund may not be able to dispose of municipal obligations in a timely manner and at the price at which the Fund is carrying it. There may be no established trading markets for certain municipal obligations, and trading in these securities may be relatively inactive. Some of the Fund's investments may be restricted as to resale. Although restricted securities may be sold in private transactions, a security's value may be less than the price originally paid by the Fund. Valuing illiquid or restricted securities is difficult, and NB Management's judgment may play a greater role in their valuation.


    CREDIT RISK. The Fund could lose money if the issuer of a municipal bond, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

    Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated "Baa" by Moody's are regarded by Moody's as being medium grade obligations; they are neither highly protected nor poorly secured. Although interest payments and principal payments for these securities appear adequate for the present, they may lack certain protective elements or may be characteristically unreliable over any great length of time. They also may lack outstanding investment characteristics and may have speculative characteristics. The Fund may be more dependent upon NB Management's investment analysis of unrated municipal bonds than is the case with rated municipal bonds.

    The Fund may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by NB Management. These bonds, which are below investment grade, are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities and the market values of lower grade securities tend to be more volatile than investment grade securities.

    STATE-SPECIFIC RISK. The following is a summary of a more detailed description of certain factors affecting California municipal securities that is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for a more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all California municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

    During the late 1990's, California's economy began to recover from a deep recession it suffered at the beginning of the decade. California's financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. In the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the revenue situation has deteriorated further. The Statements of General Fund Cash Receipts and Disbursements prepared by the State Controller for the period July 1, 2001 through May 31, 2002 indicate California general fund revenues were below forecast by $372 million (.6%). As of March 2002, California's general obligation bonds are rated A1, A+, and AA by Moody's, S&P and Fitch, respectively, with some agencies maintaining a negative outlook.


    The Proposed 2002-2003 Governor's Budget, released on January 10, 2002 (the "2002-2003 Governor's Budget"), projected a fall-off in general fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion. The May Revision to the 2002 Governor's Budget (the "May Revision") projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years for a total projected budget gap $23.6 billion. The 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002. The

2002 Budget Act closes the $23.6 billion shortfall for Fiscal Year 2002-2003 through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes.


    The economy of the State of California is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing 249,300 jobs between January and November of 2001. The recession was concentrated in the state's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. From November 2001 to April 2002, employment grew by 46,300 jobs, as the state began to recover. But the recovery has been slow so far, and unemployment continues to rise. Unemployment has risen from 4.7 percent in February 2001 to 6.4 percent in April 2002.

    California State and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. The ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years through popular initiative and legislative activity. Various state Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

    During the past year difficulties with the prices and supplies of natural gas and electricity have been experienced in much of California. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

    MUNICIPAL BOND MARKET RISK. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of NB Management than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

    The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations. Such laws, or political considerations, might constrain the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of, and manage, the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

    TERRORISM RISKS. Municipal securities are subject to a risk that terror attacks could result in substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. The impact of these events may extend beyond the immediately affected area and beyond the time of the attack. Businesses that leave an affected area in the wake of such an attack may not return, and economic activity may slow if tourists and local consumers avoid the affected city. These events could severely affect the tax base of a particular issuer of municipal securities and could damage or destroy a facility whose revenues support the payment of particular municipal securities. These attacks, and measures taken to prevent them, may also impose substantial overtime costs on municipal budgets. See "Recent Developments"


    HIGH YIELD RISK. Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Fund to greater risks than if the Fund owned only higher grade securities.

    REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

    LEVERAGE RISK. Leverage risk includes the risk associated with the issuance of the Preferred Shares, if any, in order to leverage the Fund's portfolio. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares or derivatives will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the net asset value and market value of Common Shares will be more volatile, and the yield and total return to Common Stockholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedures. See "Description of Shares--Preferred Shares." The rates of return on long-term municipal bonds are typically, although not always, higher than the rates of return on short-term municipal bonds. If the dividend rate on the Preferred Shares, plus associated expenses, approaches the net rate of return on the portfolio securities the Fund purchases with the proceeds of selling the Preferred Shares, the benefit of leverage to Common Stockholders would be reduced. If the dividend rate on the Preferred Shares, plus associated expenses, exceeds the net rate of return on the portfolio securities the Fund purchases with the proceeds of selling the Preferred Shares, the leverage will result in a lower rate of return to Common Stockholders than if the Fund were not leveraged. Because the longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and Common Stockholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund realizes or earns net capital gain or other taxable income (instead of solely tax-exempt income) that is allocated to Preferred Shares, the Fund may have to pay Gross-up Dividends to Preferred Stockholders, which would reduce any advantage of the Fund's leveraged structure to Common Stockholders without reducing the associated risk. See "Preferred Shares and Related Leverage." The Fund cannot assure Common Stockholders that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Stockholders.

    Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Stockholders.

    While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Stockholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.


    The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Stockholders. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Fund, as a shareholder, would bear its proportionate share of the cost of such leveraging. The Fund may also invest in investment companies whose income distributions are not exempt from federal income tax and/or California income taxes, and if it does, some of the Fund's income distributions may be taxable.


    INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Common Shares and distributions can decline, and the dividend payments on the Fund's Preferred Shares, if any, or interest payments on Fund borrowings, if any, may increase.

    MANAGEMENT RISK. The Fund is subject to management risk because it has an actively managed investment portfolio. NB Management and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

    NON-DIVERSIFICATION RISK. Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, to the extent the Fund invests a relatively high portion of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." The Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.


    ECONOMIC SECTOR AND GEOGRAPHIC RISK. The Fund will normally invest substantially all of its assets in municipal obligations of issuers in California and may invest 25% or more of its assets in municipal obligations in the same economic sector, including the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by the state's legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting California or a particular economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Common Shares.


    RISKS OF CERTAIN INVESTMENTS OF THE FUND. In addition to the risks described above, the Fund's investments are subject to certain other kinds of risk, such as:

    - NB Management's judgment about the attractiveness, value or income potential of a particular municipal obligation may prove to be incorrect;

    -  municipal obligations may fall out of favor with investors;

    - a rise in interest rates could cause the value of the Fund's portfolio generally to decline;

    - unfavorable legislation may affect the tax-exempt status of municipal obligations; and

    - unfavorable regulatory action could affect the tax-exempt status of a particular security or type of security held by the Fund.

    The Fund may invest more than 25% of its assets in municipal obligations that finance the same or similar types of facilities or issuers located in the State of California. If the Fund invests more than 25% of its assets in such segments, it will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in those segments of the municipal market.

    The Fund may invest in unrated "non-appropriation" lease obligations or installment purchase contract obligations of municipal authorities or entities believed by NB Management to be of comparable quality to securities that are rated investment grade. Regardless of the issuer's creditworthiness, it is possible that a municipality will fail to appropriate money in the future because of political changes, changes in the economic viability of a project or general economic changes. While these lease obligations generally are secured by a lien on the leased property, disposing of foreclosed property could be costly and time-consuming, and the Fund may not recoup its original investment.

    The Fund may invest in zero coupon bonds. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

    Some of the Fund's income may be subject to federal taxation. The Fund may realize taxable gain on some of its securities, and some of the Fund's income may be a Tax Preference Item.

    The Fund may acquire securities on a "when-issued" or "delayed delivery" basis. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. If a significant percentage of the Fund's assets are committed to the purchase of securities on a "when-issued" and/or "delayed delivery" basis, the volatility of the Fund's net asset value may increase and the flexibility to manage the Fund's investments may be limited. Engaging in "when-issued" and "delayed delivery" transactions has a leverage-like effect on the Fund.


    The Fund may invest in derivatives. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the Fund's interest-rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. The use of derivatives may produce taxable income.


    RECENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

    Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS


    The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. The Fund may not invest more than 25% of total Fund assets in securities of issuers having their principal business activities in any one industry. However, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal obligations market and will normally invest substantially in obligations of issuers located in California. Municipalities are not considered to be in any industry; however, where a municipal security is supported only by the income from a particular enterprise or the assets of a particular private company, the Fund will treat that enterprise or company as the issuer for purposes of this limitation. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or Fitch on Preferred Shares. See the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.


    The Fund may use various investment strategies designed to limit the risk of bond price fluctuations. These hedging strategies include purchasing put and call options and using financial futures contracts and related options contracts. See "Investment Policies and Techniques" in the Statement of Additional Information.

QUALITY OF INVESTMENTS


    The Fund will invest at least 80% of its total assets in municipal bonds of investment grade at the time of investment. Investment grade means that such bonds are rated by national rating agencies within the four highest grades (rated Baa or BBB or better by Moody's, S&P & Fitch) or are unrated but judged to be of comparable quality by NB Management.


LIMITED ISSUANCE OF PREFERRED SHARES

    Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the net assets of the Fund. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this asset coverage requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare distributions on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced. The Fund intends to issue Preferred Shares representing approximately 38% of the Fund's total capital immediately after their issuance approximately one to three months after the completion of the offering of the Common Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Stockholders to less income and net asset value volatility than if the Fund were more highly leveraged through Preferred Shares. It also gives the Fund flexibility to utilize other forms of leverage in addition to Preferred Shares from time to time in accordance with the 1940 Act asset coverage requirements (such as derivatives) that may be more efficient or cost effective sources of leverage than Preferred Shares under the circumstances. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

    The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Stockholders. In order to attempt to offset such a negative impact of leverage on Common Stockholders, the Fund may shorten the average duration of its investment portfolio (by investing in short-term securities or implementing certain hedging strategies) or may extend the maturity of outstanding Preferred Shares. The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing Preferred Shares or by reducing any holdings in instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on NB Management's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

    If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased, or utilize other forms of leverage, such as derivative instruments.

HEDGING AND RELATED STRATEGIES

    The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. Hedging strategies that the Fund may use include: financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; and options based on either an index of municipal securities or taxable debt securities whose prices, NB Management believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to stockholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that NB Management will determine to use them for the Fund or, if used, that the strategies will be successful.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

    NB Management serves as the investment manager of the Fund. Subject to the general supervision of the Board of Directors, NB Management is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

    Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several open-end investment company clients and to individuals investing in mutual funds. As of June 30, 2002, NB Management and its affiliates had approximately $58.7 billion in assets under management.

    NB Management has retained Neuberger Berman to serve as sub-adviser to the Fund. See "Sub-Adviser" below. Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company, located at 605 Third Avenue, New York, New York 10158-3698.

    Theodore P. Giuliano, Thomas J. Brophy and Lori Canell have primary responsibility for the day-to-day portfolio management of the Fund.
Mr. Giuliano, a Vice President and Director of NB Management and a Managing Director of Neuberger Berman, is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Mr. Brophy and Ms. Canell are Vice Presidents of NB Management. Mr. Brophy and Ms. Canell are also Managing Directors of Neuberger Berman. Mr. Brophy has been a portfolio manager and a credit analyst for Neuberger Berman since 1998. From 1987 to 1998, he was employed by another investment firm. Ms. Canell joined Neuberger Berman in 1995. From 1983 to 1995, she was employed by another investment firm.

SUB-ADVISER

    NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research.

    NB Management (and not the Fund) will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the open-end investment companies and other closed-end investment companies managed by NB Management. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

MANAGEMENT AGREEMENT

    Pursuant to an investment management agreement between NB Management and the Fund (the "Management Agreement"), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of .25% of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets") for the services and facilities it provides. The liquidation preference of the Preferred Shares is not a liability. Pursuant to an administration agreement between NB Management and the Fund, the Fund has agreed to pay NB Management an administration fee payable on a monthly basis at the annual rate of .30% of the Fund's average daily Managed Assets.

    In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of the Fund's operations through October 31, 2011):

                                    PERCENTAGE WAIVED (ANNUAL RATE AS A          PERCENTAGE WAIVED (ANNUAL RATE AS A
                                 PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO      PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
FISCAL PERIOD                           COMMON SHARES--ASSUMING NO                   COMMON SHARES--ASSUMING THE
ENDING OCTOBER 31               PREFERRED SHARES ARE ISSUED OR OUTSTANDING)        ISSUANCE OF PREFERRED SHARES(2))
-----------------               -------------------------------------------    ----------------------------------------
2002(1).....................                          .25%                                         .40%
2003........................                          .25%                                         .40%
2004........................                          .25%                                         .40%
2005........................                          .25%                                         .40%
2006........................                          .25%                                         .40%
2007........................                          .25%                                         .40%
2008........................                          .20%                                         .32%
2009........................                          .15%                                         .24%
2010........................                          .10%                                         .16%
2011........................                          .05%                                         .08%

-------------------

                  (1)   From the commencement of the Fund's operations.
                  (2)   Assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after issuance).

    NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

    Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by Preferred Shares and any leverage created thereby), NB Management has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between NB Management and the holders of the Fund's Common Shares.

                                NET ASSET VALUE

    The net asset value is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange, usually 4 p.m. Eastern time, every day on which the New York Stock Exchange is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

    The Fund values its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

    If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

                                 DISTRIBUTIONS

    Commencing with the first dividend, the Fund intends to pay regular monthly cash dividends to Common Stockholders at a rate based upon its projected performance. Dividends can be made only from net investment income after paying any accrued dividends to Preferred Stockholders. The dividend rate that the Fund pays will depend on a number of factors, including dividends payable on the Preferred Shares. The Fund's net income will consist of all interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day. Over time, substantially all the Fund's net investment income will be distributed. The Fund also intends to distribute to each Common Stockholder at least annually his or her pro rata share of any available net capital gains. Initial dividends to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Fund's Board of Directors may change its dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.

    To permit the Fund to maintain more stable monthly dividends, it will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future dividends. As a result, the dividends the Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earned during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, dividends from undistributed net investment income will be deducted from that net asset value.

                           DIVIDEND REINVESTMENT PLAN


    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Stockholders whose shares are registered in their own names will have all dividends and any capital gain distributions (referred to collectively in this section as "dividends") reinvested automatically in additional Common Shares by The Bank of New York, as agent for the Common Stockholders (the "Plan Agent"), unless the stockholder elects to receive cash. An election to receive cash may be revoked or reinstated at a stockholder's option. In the case of record stockholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholder as representing the total amount registered in such stockholder's name and held for the account of beneficial owners who participate in the Plan. Stockholders whose shares are held in the name of a bank, broker or other nominee should contact the nominee for details. Such stockholders may not be able to transfer their shares to another nominee and continue to participate in the Plan. All dividends to investors who elect not to participate in the Plan (or whose bank, broker or other nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed, in the case of direct stockholders, to the record holder by The Bank of New York, as the Fund's dividend disbursement agent.


    Unless you (or your bank, broker or other nominee) elect not to participate in the Plan, the number of Common Shares you will receive as a result of a Fund dividend will be determined as follows:


    (1) If Common Shares are trading at or above their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Fund will issue new Common Shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date. Because Common Shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

    (2) If Common Shares are trading below their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per Common Share paid by the Plan Agent may exceed the market price thereof on the payment date, resulting in the purchase of fewer Common Shares than if the dividend had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next dividend. Interest will not be paid on any uninvested cash payments.

    If you own Common Shares directly, you may withdraw from the Plan at any time by giving written notice to the Plan Agent; please be sure to include your name and account number. You may also rejoin the Plan later. Contact the Plan Agent at the address below for information on how to do so. If you wish, the Plan Agent will sell the Common Shares and send you the proceeds, minus brokerage commissions.

    The Plan Agent maintains all stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information stockholders may need for tax records. The Plan Agent will also furnish each Common Stockholder with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive dividends in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares held for you under the Plan.

    There is no brokerage charge for reinvestment of your dividends in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

    Automatically reinvested dividends are taxed in the same manner as cash dividends.


    The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from your broker. To change your dividend option from the Plan to cash distributions, or vice versa, call The Bank of New York at 1-800-524-4458.


                             DESCRIPTION OF SHARES

COMMON SHARES

    The Articles authorize the issuance of one billion (1,000,000,000) shares of capital stock. The Common Shares will be issued with a par value of $.0001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-takeover and Other Provisions in the Articles of Incorporation," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "Preferred Shares" below.

    The Common Shares have been approved for listing, subject to issuance of notice, on the American Stock Exchange. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

    The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $.03 per Common Share.


    Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional Common Shares or sell shares already held, the stockholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. The Fund's Articles limit the ability of the Fund to convert to open-end status. See "Anti-takeover and Other Provisions in the Articles of Incorporation."


    Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The

Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Preferred Shares and Related Leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

PREFERRED SHARES

    The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock ("Preferred Shares"). The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders.

    The Fund's Board of Directors has indicated its intention to authorize an offering of Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in this prospectus. Although the terms of the Preferred Shares will be determined by the Board of Directors (subject to applicable law and the Fund's Articles) if and when it authorizes a Preferred Shares offering, the Board has determined that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

    As used in this prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

    LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's capital (determined after deducting the amount of such dividend or other distribution) immediately after the distribution. The liquidation preference of the Preferred Shares is not a liability. The liquidation value of the Preferred Shares is expected to be approximately 38% of the value of the Fund's capital. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that percentage below 50%.

    DISTRIBUTION PREFERENCE. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Stockholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.

    VOTING RIGHTS. Preferred Shares are required to be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class. Each Common Share and each Preferred Share is entitled to one vote, and fractional shares are entitled to proportional fractions of a vote.

    Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common and Preferred Stockholders, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all Preferred Share dividends in arrears have been paid or declared and set apart for payment.


    REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms also may state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Preferred Shares and Related Leverage."


    The discussion above describes the Board of Directors' current intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles and Bylaws.

                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           ARTICLES OF INCORPORATION

    The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.


    The Articles require a vote by holders of at least 75% of the Fund's Board and at least 75% of the shares the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act;
(6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.


    The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such Director in an election of directors.

    Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

                  REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                          CONVERSION TO OPEN-END FUND


    The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem or repurchase their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.


    If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

    Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under

"Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

GENERAL; TAXATION OF THE FUND

    The following federal income tax discussion reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes in jurisdictions outside California.

    The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code (a "RIC"), which involves satisfying certain distribution and other requirements. If the Fund so qualifies, it will not be subject to federal income tax on taxable income it distributes in a timely manner to its stockholders in the form of dividends or capital gain distributions.

    To satisfy the distribution requirement applicable to RICs, the Fund must generally distribute as dividends to its stockholders, including holders of its Preferred Shares, at least 90% of its taxable net investment income, net tax-exempt income and net short-term capital gain. These distributed amounts must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under section 562(c) of the Code and thus do not qualify for the dividends-paid deduction.

    If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Stockholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on RICs that fail to distribute for a given calendar year, generally, at least 98% of their taxable net investment income and capital gain net income) and income tax on any undistributed income or gains and may, in certain circumstances, prevent the Fund from continuing to qualify for treatment as a RIC. Pursuant to any such suspension, the Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to RICs and to avoid income and excise taxes.

TAXATION OF THE FUND'S STOCKHOLDERS

    The California Municipal Bonds in which the Fund will invest are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends," which are not subject to federal income tax.

    All or a portion of the interest paid on the municipal bonds the Fund holds may be a "Tax Preference Item" for purposes of the alternate minimum tax ("AMT"), with the result that all or a portion of the dividends paid on Common Shares also would be such an item. Accordingly, if you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you.

    The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than DE MINIMIS will be included in the Fund's taxable income and generally will be taxable to its stockholders when it distributes that income to them.

    The Fund's investments in certain debt obligations, such as zero coupon municipal instruments, may cause it to recognize taxable income in excess of the cash generated by those obligations. Thus, the Fund could be required at times to liquidate those or other investments in order to satisfy its distribution requirements.

    For federal income tax purposes, distributions of investment income other than exempt-interest dividends are taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Generally, a distribution of gains the Fund realizes on the sale or exchange of investments will be taxable to its stockholders, even though the interest income from those investments generally will be tax-exempt. Whether distributions of net capital gains are taxed as ordinary income or long-term capital gains is determined by how long the Fund owned the investments that generated those capital gains, rather than how long a stockholder has owned his or her Common Shares. Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as long-term capital gains (provided the Fund designates those distributions as capital gain dividends), whereas distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus were included in the price the stockholder paid for the Common Shares), whether the stockholder receives them in cash or reinvests them in additional Common Shares through the Dividend Reinvestment Plan.

    Any gain resulting from a stockholder's sale or exchange of Fund shares will also be subject to tax. In addition, the exemption from federal income tax and California personal income tax for exempt-interest dividends does not necessarily result in exemption for those dividends under the income or other tax laws of any state or local taxing authority outside of California. See "California Tax Matters," below.

    The Fund will apply backup withholding at the rate of 30% for amounts paid during 2002 and 2003 where it is required to apply that withholding. Please see "Tax Matters" in the Statement of Additional Information for additional information about the backup withholding tax rates for subsequent years.

    This section and the one following relate only to federal income tax and California personal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax adviser for information specific to your own circumstances. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

CALIFORNIA TAX MATTERS

    In the opinion of special California tax counsel, under California law, dividends paid by the Fund are exempt from California income tax applicable to individuals who reside in California to the extent such dividends are derived from interest payments on California municipal obligations and municipal obligations issued by certain U.S. Territories and provided that at least 50% of the assets of the Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Under the California income tax, distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income.

    Under currently applicable California State law, the highest marginal California income tax rate imposed on individuals is 9.3%. Stockholders subject to taxation in a state other than California will realize a lower after tax rate of return if distributions from the Fund are not exempt from taxation in such other state.

    The foregoing briefly summarizes some of the important federal income tax and California personal income tax consequences to stockholders of investing in Common Shares, reflects the federal income tax and California personal income tax laws as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

                                  UNDERWRITING

    Subject to the terms and conditions of a purchase agreement dated
          , 2002, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                                   NUMBER OF
UNDERWRITER                                                      COMMON SHARES
-----------                                                     ---------------
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated......................................
A.G. Edwards & Sons, Inc....................................
Quick & Reilly, Inc.........................................
Wells Fargo Securities, LLC.................................
Robert W. Baird & Co. Incorporated..........................
Crowell, Weedon & Co........................................
H&R Block Financial Advisors, Inc...........................
                                                                    -------
          Total.............................................
                                                                    =======

    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and NB Management have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

    The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $    per share. The
sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may allow, a
discount not in excess of $   per share on sales to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed.

    The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                                       PER SHARE    WITHOUT OPTION    WITH OPTION
                                                       ---------    --------------    -----------
Public offering price..............................      $15.00            $               $
Sales load.........................................       $.675            $               $
Proceeds, before expenses, to the Fund.............     $14.325            $               $


    The Fund's expenses of the offering are estimated at $    and are payable by
the Fund. The Fund has agreed to pay the underwriters $.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than sales load) that exceed $.03 per Common Share.


    The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sale load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

    Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in the Common Shares in connection with the offering, I.E., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

    Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

    The Fund anticipates that the underwriters may from time-to-time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities, and therefore can be expected to engage in portfolio transactions with the Fund.


    The addresses of the principal underwriters are: MERRILL LYNCH & CO., World Financial Center, North Tower, 250 Vesey Street, New York NY 10281;
A.G. EDWARDS & SONS, INC., One North Jefferson Ave., St. Louis, MO 63103; QUICK & REILLY, INC., 26 Broadway, New York, NY 10004; WELLS FARGO

SECURITIES, LLC, 420 Montgomery Street, San Francisco, CA 94104; ROBERT
W. BAIRD & CO., 777 E. Wisconsin Ave., Milwaukee, WI 53202; CROWELL, WEEDON & CO., 624 South Grand Ave., Los Angeles, CA 90017; H&R BLOCK FINANCIAL ADVISORS, INC., 751 Griswold Street, Detroit, MI 48226.


    One or more of the underwriters of the Common Shares may also act as an underwriter of the Preferred Shares.

    NB Management has also agreed to pay a fee to Merrill Lynch payable quarterly at the annual rate of .10% of the Fund's Managed Assets during the continuance of the Management Agreement. The maximum amount of this fee will not exceed 4.5% of the aggregate initial offering price of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market services to NB Management designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

                          CUSTODIAN AND TRANSFER AGENT

    The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian performs custodial and fund accounting services.


    The Bank of New York, ATTN: Stock Transfer Administration, 101 Barclay Street, 11-E, New York, New York 10286, serves as the Fund's transfer agent, registrar and dividend disbursement agent, as well as agent for the Fund's Dividend Reinvestment Plan.


                                 LEGAL MATTERS


    Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by Clifford Chance US LLP, New York, New York.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


Use of Proceeds.............................................
Investment Objective and Policies...........................
Investment Restrictions.....................................
Further Investment Policies and Investment Techniques.......
Further Investment Techniques...............................
Portfolio Trading and Turnover Rate.........................
Management of the Fund......................................
Investment Management and Administration Services...........
Portfolio Transactions......................................
Distributions...............................................
Description of Shares.......................................
Certain Provisions in the Articles of Incorporation.........
Repurchase of Common Shares; Tender Offers; Conversion to
  Open-End Fund.............................................
Tax Matters.................................................
Marketing, Performance-Related and Comparative
  Information...............................................
Custodian, Transfer Agent and Dividend Disbursement Agent...
Independent Auditors........................................
Counsel.....................................................
Registration Statement......................................
Financial Highlights........................................
APPENDIX A--Description of Securities Ratings...............
APPENDIX B--California and U.S. Territory Information.......
APPENDIX C--Tax-Equivalent Yield Table......................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          SHARES

                          NEUBERGER BERMAN CALIFORNIA
                        INTERMEDIATE MUNICIPAL FUND INC.

                                 COMMON SHARES

                                ---------------
                                   PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.
                           A.G. EDWARDS & SONS, INC.
                              QUICK & REILLY, INC.
                          WELLS FARGO SECURITIES, LLC
                             ROBERT W. BAIRD & CO.
                             CROWELL, WEEDON & CO.
                       H&R BLOCK FINANCIAL ADVISORS, INC.


                               SEPTEMBER 24, 2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
C0310 08/02

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          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION


         Neuberger Berman California Intermediate Municipal Fund Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company.

         This Statement of Additional Information relating to shares of common stock of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating to Common Shares dated September 24, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. You can get a free copy of the prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, New York 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

         No person has been authorized to give any information or to make any representations not contained in the prospectus or in this Statement of Additional Information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc.(C)2002 Neuberger Berman Management Inc. All rights reserved.

         This Statement of Additional Information is dated September 24, 2002.


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                                TABLE OF CONTENTS

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USE OF PROCEEDS................................................................1

INVESTMENT OBJECTIVE AND POLICIES..............................................1

INVESTMENT RESTRICTIONS........................................................2

FURTHER INVESTMENT POLICIES AND INVESTMENT TECHNIQUES..........................6

FURTHER INVESTMENT TECHNIQUES.................................................13

PORTFOLIO TRADING AND TURNOVER RATE...........................................25

MANAGEMENT OF THE FUND........................................................25

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................36

PORTFOLIO TRANSACTIONS........................................................41

DISTRIBUTIONS.................................................................43

DESCRIPTION OF SHARES.........................................................43

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION...........................46

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.......47

TAX MATTERS...................................................................49

MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION....................56

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT.....................58

INDEPENDENT AUDITORS..........................................................58

COUNSEL.......................................................................58

REGISTRATION STATEMENT........................................................58

FINANCIAL HIGHLIGHTS..........................................................61

APPENDIX A--DESCRIPTION OF SECURITIES RATINGS................................A-1

APPENDIX B--CALIFORNIA AND U.S. TERRITORY INFORMATION........................B-1

APPENDIX C--TAX-EQUIVALENT YIELD TABLE.......................................C-1


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                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be approximately $_________ (or $_________ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

         On behalf of the Fund, NB Management, the Fund's investment manager, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $.03 per Common Share.

         Pending investment in municipal bonds (as described below) that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term, tax-exempt securities. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase high quality, short-term securities, including mortgage-backed and corporate debt securities, the income on which is subject to federal income tax and California personal income tax.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and general investment policies of the Fund are described in the prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

         The Fund's investment objective is to provide holders of common stock ("Common Stockholders") a high level of current income exempt from federal income tax and California personal income tax. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Fund Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

         All or a portion of the interest paid on the municipal obligations the Fund holds may be an item of tax preference for purposes of the federal alternative minimum tax ("AMT") ("Tax Preference Item"), with the result that all or a portion of the dividends paid to Fund stockholders also would be such an item. Common Shares thus may not be a suitable investment for investors who are subject to the AMT or would become subject thereto by investing in Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that

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from comparable tax-exempt investments not subject to the AMT, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

         The Fund normally will invest substantially all (at least 90%) of its total assets in municipal bonds that pay interest that in the opinion of bond counsel to the issuer (or on the basis of other authority believed to be by the Fund's investment manager to be reliable) is exempt from federal income tax and California personal income tax with remaining maturities of less than 15 years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds (as described below) rated, at the time of investment, within the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, judged by NB Management to be of comparable quality). The Fund's policies on the credit quality of its investments apply only at the time of the purchase of a security, and the Fund is not required to dispose of securities if S&P, Moody's or any other NRSRO downgrades its assessment of the credit characteristics of a particular issuer or if NB Management reassesses its view with respect to the credit quality of the issuer thereof.

         The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower quality securities, see "High Yield Securities (`Junk Bonds')" below.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. CONCENTRATION. Invest 25% or more of its total assets in issuers having their principal business activities in the same industry.

         2. SENIOR SECURITIES. Issue senior securities if such issuance is specifically prohibited by the 1940 Act or the rules or regulations thereunder.

         3. BORROWING. Borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

         4. LENDING. Make loans of money or property to any person, except to the extent that the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with the maintenance of the value of or the Fund's interest with respect to the municipal securities it owns and may lend portfolio securities.

         5. UNDERWRITING. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio.


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         6. REAL ESTATE. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

         7. COMMODITIES. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from engaging in transactions involving futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.

         As a fundamental policy, the Fund will invest at least 80% of its total assets in California Municipal Bonds. If because of market action, the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy.

         The following investment policies and limitations of the Fund are non-fundamental. The Fund may not:

         1. MARGIN TRANSACTIONS. Buy any securities on "margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

         2. SHORT SALES, PUTS AND CALLS. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed delivery basis or other financial instruments.

         3. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC").

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) are applied only at the time a transaction is entered into. If because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends and therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances. Any subsequent change in a rating assigned by any NRSRO to a security (or, if unrated, any change in the

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judgment of NB Management as to comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment unless and until NB Management determines that it is appropriate and practicable to sell or close out the investment without undue market or tax consequences to the Fund. If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

         The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

         To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid in accordance with procedures adopted by the Board, and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

         The Fund intends to apply for ratings for its Preferred Shares from Moody's and Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Stockholders or its ability to achieve its investment objective. The Fund currently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") and Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

         CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money

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market instruments, as well as repurchase agreements collateralized by the foregoing.

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              FURTHER INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the prospectus.

         The Fund's policy is to invest, under normal conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years and to maintain a dollar-weighted average duration of the entire portfolio between 3 and 8 years. For this purpose, any scheduled principal prepayments will be reflected in the calculation of dollar-weighted average duration. The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by NB Management.

INVESTMENT IN MUNICIPAL BONDS


         Municipal bonds are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of special bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal bonds with remaining maturities of less than 15 years.


         The "issuer" of municipal bonds is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal bonds.

         Municipal bonds may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof at shorter intervals. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at known intervals, on the basis of a specific benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal bonds.

         Municipal bonds that have fixed rates of interest are sensitive to changes in market interest rates. Generally, when interest rates are rising, the value of the Fund's municipal bond holdings can be expected to decrease. When interest rates are declining, the value of the Fund's municipal bond holdings can be expected to increase. The Fund's net asset value may fluctuate in response to the increasing or decreasing value of its municipal bond holdings. Generally, the longer the maturity of a fixed-rate instrument, the greater the change in value in response to a given change in market interest rates.


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         The issuer of a municipal obligation might declare bankruptcy, which could cause the Fund to experience delays collecting interest and principal. To enforce its rights, the Fund might be required to take possession of and manage the assets securing the issuer's obligation, which may increase the Fund's expenses and reduce its net asset value. If the Fund took possession of a bankrupt issuer's assets, income derived from the Fund's ownership and management of the assets might not be tax exempt and more of the Fund's total distributions to its stockholders thus would be taxable. The Fund might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Fund is permitted to make and limits on the nature of the income the Fund is permitted to receive imposed on it by the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund cannot take possession of a bankrupt issuer's assets and enforce its rights, the value of the issuer's security may be greatly diminished. This could reduce the Fund's net asset value.

         The U.S. Government has enacted laws that have restricted or diminished the income tax exemption on some municipal bonds, and it may do so again in the future. If this were to happen, more of the Fund's distributions to its stockholders would be taxable. The issuer of a municipal bond may be obligated to redeem the bond at face value, but if the Fund paid more than face value for the bond, it may lose money when it sells the bond. Market rates of interest may be lower for municipal bonds than for taxable securities, but this may be offset by the federal income tax on income derived from taxable securities. There may be less extensive information available about the financial condition of issuers of municipal bonds than for corporate issuers with publicly traded securities.

         The Fund's investments in municipal bonds are subject to certain risks. In addition to those discussed in the prospectus, they include the following:

         Factors pertaining to California are set forth in Appendix B.

         GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

         REVENUE BONDS OR SPECIAL OBLIGATION BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral commitment" of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.


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         Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

         RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

         TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. NB Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade. The tax treatment of tender option bonds is unclear, and the Fund will not invest in them unless NB Management has assurances that the interest thereon will be exempt from federal income tax.

         LEASE OBLIGATIONS. Also included within the general category of municipal bonds are participations in lease obligations or installment purchase contract obligations (collectively "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The Fund may invest up to 100% of its assets in "non-appropriation" lease obligations and in unrated "non-appropriation" lease obligations that, at the time of investment, are judged by NB Management to have credit characteristics equivalent to, and to be of comparable quality to, securities that are rated investment grade.

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         The Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property.

         In evaluating such unrated lease obligations, NB Management will consider such factors as it deems appropriate, including:

         o whether the lease can be cancelled;

         o the ability of the lease obligee to direct the sale of the underlying assets;

         o the general creditworthiness of the lease obligor;

         o the likelihood that the municipality will discontinue appropriating funding for the leased property if such property is no longer considered essential by the municipality;

         o the legal recourse of the lease obligee in the event of such a failure to appropriate funding; and

         o any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligations.

HIGH YIELD SECURITIES ("JUNK BONDS")

         The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal bonds rated AAA may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.


         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices

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because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon securities (see "Zero Coupon Bonds," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.


         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in high yield securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as NB Management's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of high yield

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securities may be more complex than for issuers of higher quality debt securities.

PARTICIPATION CERTIFICATES

         Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

ZERO COUPON BONDS

         The Fund may invest in zero coupon bonds. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon bonds are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon bonds are redeemed at face value when they mature. The Fund must take discount on zero coupon bonds ("original issue discount" or "OID") into account ratably for federal income tax purposes prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds and regardless of whether the income is taxable or tax-exempt) to its stockholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

         The market prices of zero coupon bonds generally are more volatile than the prices of securities that pay interest periodically. Zero coupon bonds are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

ILLIQUID SECURITIES

         The Fund may invest up to 20% of its net assets in securities that are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

MUNICIPAL NOTES

         Municipal notes in which the Fund may invest include the following:

PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are the primary obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association or GNMA). Tax-exempt commercial paper is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (as defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

TAXABLE INVESTMENTS

         From time to time, for temporary defensive purposes, or when suitable municipal securities are not available, the Fund may invest in instruments the income from which is taxable. These include:

U.S. GOVERNMENT AND AGENCY SECURITIES. U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or instrumentalities of the U.S. Government, such as GNMA, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as the Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act"). While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Directors.

BANKING AND SAVINGS INSTITUTION SECURITIES. These include certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund may invest typically are not covered by deposit insurance.


                          FURTHER INVESTMENT TECHNIQUES

         The Fund may employ, among others, the investment techniques described below, which may give rise to taxable income.

         In connection with the investment objective and policies described in this Statement of Additional Information and in the prospectus, the Fund may: purchase and sell options (including swaps, caps, floors and collars) on municipal securities and on indices based on municipal securities; borrow funds and issue senior securities to the extent permitted under the 1940 Act; engage in interest rate and other hedging and risk management transactions; and purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. These investment practices entail risks. NB Management may use some or all of the following hedging and risk management practices when their use appears appropriate. Although NB Management believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. NB Management may also decide not to engage in any of these investment practices.

OPTIONS AND FUTURES GENERALLY

         The Fund may engage in futures and options transactions in accordance with its investment objective and policies. The Fund may engage in such transactions if it appears advantageous to NB Management to do so in order to pursue its investment objective, to hedge (i.e., protect) against the effects of market conditions and to stabilize the value of its assets. NB Management may also decide not to engage in any of these investment practices. The use of futures and options, and the possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

         There are risks associated with futures and options transactions. Because it is not possible to perfectly correlate the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

         Because there is imperfect correlation between the Fund's securities that are hedged and the futures contract, the hedge may not be fully effective. Losses on the Fund's security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge. In an effort to compensate for imperfect correlation, the Fund may over-hedge or under-hedge by entering into futures contracts or options on futures contracts in dollar amounts greater or less than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the Fund could lose money from these positions.

         If the Fund hedges against an increase in interest rates, and rates decline instead, the Fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the Fund may have to sell securities at a time it would not normally choose.

SECURITIES OPTIONS TRANSACTIONS

         The Fund may invest in options on municipal securities, traded over-the-counter and, if applicable, traded on a national securities exchange. In general, the Fund may purchase and sell (or write) options on up to 20% of its total assets. The SEC requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements that are more fully described below. There is no limitation on the amount of the Fund's assets that can be used to comply with such segregation or cover requirements.

         A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or "strike") price during the period specified in the terms of the option ("option period"). A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms that would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

         The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund's portfolio (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). If the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent such underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

         The Fund may also sell put and call options as a means of increasing the yield on its portfolio and also as a means of providing limited protection against decreases in market value of the portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

         OPTIONS ON SECURITIES. The Fund may write covered call options so long as it owns securities that are acceptable for escrow purposes and may write secured put options, which means that so long as the Fund is obligated as a writer of a put option, it will invest an amount, not less than the exercise price of the put option, in securities consistent with its investment objective and policies and restrictions on investment. See "Investment Objective and Policies" and "Investment Restrictions." The premium received for writing an option will reflect, among other things, the relationship of the exercise price to the market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. At times the Fund may wish to establish a position in a security upon which call options are available. By purchasing a call option on such security the Fund would be able to fix the cost of acquiring the security, which is the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option that it can, if it chooses, permit to expire.

         OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

         When the Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

         Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

         OTC OPTIONS. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored by NB Management and verified in appropriate cases. The Fund may be required to treat certain of its OTC options transactions as illiquid securities.

         It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund's purchasing an option having the same terms as the option it sold and has the effect of canceling its position as a seller. The premium that the Fund will pay when executing a closing purchase transaction may be higher than the premium it received when it sold the option, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and it either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to it, its portfolio turnover rate will increase, which would cause it to incur additional brokerage expenses.

         During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, or the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option that may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.


         To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon municipal securities, the Fund may purchase and sell options on such indices, subject to the limitation that the Fund may purchase and sell options on up to 20% of its total assets. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.


         Price movements in securities, which the Fund owns or intends to purchase, will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

         The Fund and NB Management have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund's portfolio.

         As part of these procedures the Fund will only engage in OTC options transactions with respect to U.S. Government securities with primary dealers that have been specifically approved by the Board. The Fund will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board. The Fund and NB Management believe that the approved dealers should be agreeable and able to enter into closing transactions as necessary and, therefore, present minimal credit risk to the Fund. The Fund anticipates entering into written agreements with those dealers to whom the Fund may sell OTC options, pursuant to which the Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price with respect to U.S. Government securities set forth in such agreement. The amount invested by the Fund in OTC options on securities other than U.S. Government securities, including options on municipal securities, will be treated as illiquid and subject to the Fund's 20% limitation on its net assets that may be invested in illiquid securities.

         Gains, if any, the Fund recognizes or is deemed to recognize from transactions in securities options will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares.

BORROWING AND LEVERAGE

         The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Articles of Incorporation authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock. Preferred stock would permit the Fund to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, the Preferred Shares, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on shares of Common Shares could be adversely affected by such preferences. The use of leverage creates an opportunity for increased returns to holders of the Common Shares but, at the same time, creates special risks. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Restrictions." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

         In order to seek to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Fund may enter into the following hedging transactions: financial futures contracts and related options contracts.

         The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the municipal securities which the Fund may purchase for its portfolio, including interest rate futures contracts (e.g., futures contracts on U.S. Treasury securities) and futures contracts on interest rate related indices (e.g., municipal bond indices). The Fund may also purchase and write put and call options on such futures contracts and on the underlying instruments. The Fund may enter into these transactions in an attempt to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities it anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of its portfolio. Financial futures and options contracts and the risk attendant to the Fund's use thereof, are more completely described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

         The Fund will not engage in the foregoing transactions for speculative purposes, but only in limited circumstances as a means to hedge risks associated with management of its portfolio. Typically, investments in futures contracts and sales of futures options contracts require the Fund to deposit in a custodial account a good faith deposit, known as "initial margin," in connection with its obligations in an amount of cash or specified debt securities which generally is equal to 1%-15% of the face amount of the contract, which initial margin requirement may be revised periodically by the applicable exchange as the volatility of the contract fluctuates. Thereafter, the Fund must make additional deposits with the applicable financial intermediary equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

         The Securities and Exchange Commission generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such companies must either segregate cash or liquid securities in the amount of their obligations under the foregoing transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. There is no limitation on the percentage of the Fund's assets that may be segregated with respect to such transactions.

         FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge against anticipated future changes in market conditions that otherwise might adversely affect the value of securities the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. At the time of delivery, in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

         Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contract calls for a payment of the net value of the securities. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. Futures contracts entail risk. If NB Management's judgment about the general direction of securities markets or interest rates is wrong, the Fund's overall performance may be poorer than if it had not entered into such contracts.

         There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the margin requirements in the futures market may be less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by NB Management may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

         OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks on options purchased by the Fund, i.e., that they may expire worthless, in which case the Fund would lose the premium paid therefor.

         REGULATORY RESTRICTIONS. The Fund will comply with SEC guidelines regarding "cover" for hedging transactions and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the futures contract or option covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or its ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid future contract or option position; this inability may result in a loss to the Fund.

         To the extent the Fund sells or purchases futures contracts or writes options thereon that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC") other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

         ACCOUNTING AND TAX CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

         In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

         For a summary of the tax consequences of the Fund's investments in options and futures contracts, see "Tax Matters - Hedging Transactions."

          All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the securities being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and generally are closed out by entering into offsetting transactions rather than by delivery or cash settlement at maturity. As a result, in volatile markets, the Fund may not be able to close out a transaction on favorable terms or at all. Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain that might result from an increase in the value of such security. Finally, the daily deposit requirements for futures contracts and sales of futures options contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of NB Management to predict correctly movements in the direction of interest rates and other factors affecting securities markets. If NB Management's expectations were not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return but also risks loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

         New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

         Gains, if any, the Fund recognizes or is deemed to recognize from transactions in hedging activities will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may purchase municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund's missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash, or liquid securities, having a value equal to or greater than its purchase commitments, provided such securities have been determined by NB Management to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable.

         To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis. "When issued" and "delayed delivery" purchases have a leveraging effect on the Fund, because it is subject to fluctuations in the value of securities for which it has not yet paid. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments.

REPURCHASE AGREEMENTS

         The Fund may use repurchase agreements to manage its cash position. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government Securities or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income, if any, generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares. If the other party to a repurchase agreement defaults, the Fund may not be able to sell the underlying securities. If the Fund must assert its rights against the other party to recover the securities, the Fund will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.

INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Fund does not currently invest in other investment companies and does not currently intend to invest in them, but it may, consistent with the provisions of the 1940 Act and the Fund's investment restrictions, determine to do so in the future in appropriate circumstances. Currently, under the 1940 Act, the Fund may hold securities of another registered investment company in amounts that (i) do not exceed 3% of the total outstanding voting stock of such company,
(ii) do not exceed 5% of the value of the Fund's total assets, and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

         In the event of such an investment, as a shareholder in an investment company the Fund would bear its ratable share of the investment company's expenses, including management fees, and would remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

RESIDUAL INTEREST MUNICIPAL BONDS ("RIBS")

         The Fund may also invest up to 5% of its total assets in residual interest municipal bonds ("RIBS"); the interest rate on a RIB bears an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity.

         An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.

         Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of Preferred Shares. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of Preferred Shares or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income, distributions and total return to Common Stockholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

         The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax and California personal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

         The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

         Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Investments in Other Investment Companies."

                       PORTFOLIO TRADING AND TURNOVER RATE

         The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 100%. The Fund's turnover rate is calculated by dividing the lesser of its sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of its securities for the year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal, state and local income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. Subject to the provisions of the Fund's Articles of Incorporation (the "Articles"), its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

         The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


The Board of Directors

--------------------------- ---------------------------------------- ------------------- --------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s) (2)              Director            Director
--------------------------- ---------------------------------------- ------------------- --------------------------------

                                                        CLASS I
-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
--------------------------- ---------------------------------------- ------------------- --------------------------------
Faith Colish (66)           Attorney at Law and President, Faith     31
                            Colish, A Professional Corporation;
                            1980 to present.
--------------------------- ---------------------------------------- ------------------- --------------------------------
C. Anne Harvey (65)         Consultant, C. A. Harvey Associates,     31
                            June 2001 to present; Member,
                            Individual Investors Advisory
                            Committee to the New York Stock
                            Exchange Board of Directors, 1998 to
                            present; Secretary, Board of
                            Associates to The National
                            Rehabilitation Hospital's Board of
                            Directors; Director of American
                            Association of Retired Persons (AARP),
                            1978 to December 2000; Member,
                            American Savings Education Council's
                            Policy Board (ASEC), 1998-2000;
                            Member, Executive Committee, Crime
                            Prevention Coalition of America, 1997
                            - 2000.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Cornelius T. Ryan (70)      General Partner of Oxford Partners and   31                  Formerly, Director of Capital
                            Oxford Bioscience Partners (venture                          Cash Management Trust (money
                            capital partnerships) and President of                       market fund) and Prime Cash
                            Oxford Venture Corporation.                                  Fund.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Peter P. Trapp (57)         Regional Manager for Atlanta Region,     31
                            Ford Motor Credit Company since
                            August, 1997; prior thereto,
                            President, Ford Life Insurance
                            Company, April 1995 until August 1997.
-------------------------------------------------------------------------------------------------------------------------

                                                                26

--------------------------- ---------------------------------------- ------------------- --------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s) (2)              Director            Director
--------------------------- ---------------------------------------- ------------------- --------------------------------
Director who is an "Interested Person"
--------------------------- ---------------------------------------- ------------------- --------------------------------
Peter E. Sundman* (43)      Executive Vice President of Neuberger    31                  Executive Vice President and
                            Berman since 1999; Principal of                              Director of Neuberger Berman
                            Neuberger Berman from 1997 until 1999;                       Inc. (holding company) since
                            Senior Vice President of NB Management                       1999; President and Director
                            from 1996 until 1999; Director of                            of NB Management since 1990;
                            Institutional Services of NB                                 Director and Vice President of
                            Management from 1988 until 1996.                             Neuberger & Berman Agency,
                                                                                         Inc. since 2000.
--------------------------- ---------------------------------------- ------------------- --------------------------------

                                                        CLASS II
-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
--------------------------- ---------------------------------------- ------------------- --------------------------------
John Cannon (72)            Retired. Formerly, Chairman and Chief    31                  Independent Trustee or
                            Investment Officer of CDC Capital                            Director of three series of
                            Management (registered investment                            OppenheimerFunds: Limited Term
                            adviser) (1993-Jan. 1999).                                   New York Municipal Fund,
                                                                                         Rochester Fund Municipals, and
                                                                                         Oppenheimer Convertible
                                                                                         Securities Fund, 1992 to
                                                                                         present.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Barry Hirsch (68)           Senior Vice President and Senior         31
                            Counsel of Loews Corporation
                            (diversified financial corporation).
--------------------------- ---------------------------------------- ------------------- --------------------------------
John P. Rosenthal (69)      Senior Vice President of Burnham         31                  Director, 92nd Street Y
                            Securities Inc. (a registered                                (non-profit), 1967 to present;
                            broker-dealer) since 1991.                                   Formerly, Director, Cancer
                                                                                         Treatment Holdings, Inc.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Director who is an "Interested Person"
--------------------------- ---------------------------------------- ------------------- --------------------------------
Michael M. Kassen* (49)     Executive Vice President and Chief       31                  Executive Vice President,
                            Investment Officer of Neuberger Berman                       Chief Investment Officer and
                            since 1999; Executive Vice President                         Director of Neuberger Berman
                            and Chief Investment Officer of NB                           Inc. (holding company) since
                            Management from November 1999 to May                         1999; Chairman since May 2000
                            2000; Vice President of NB Management                        and Director of NB Management
                            from 1990 until 1999; Partner or                             since April 1996.
                            Principal of Neuberger Berman from
                            1993.
-------------------------------------------------------------------------------------------------------------------------

                                                                27

--------------------------- ---------------------------------------- ------------------- --------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s) (2)              Director            Director
--------------------------- ---------------------------------------- ------------------- --------------------------------
Tom Decker Seip* (52)       General Partner of Seip Investments LP   31                  Director, H&R Block, Inc.
                            (a private investment partnership);                          (financial services company)
                            President and CEO of Westaff, Inc.,                          (the parent company of one of
                            May 2001 to January 2002 (temporary                          the Fund's underwriters), May
                            staffing); Senior Executive at the                           2001 to present; Director,
                            Charles Schwab Corporation from 1983                         General Magic (voice
                            to 1999, including Chief Executive                           recognition software),
                            Officer of Charles Schwab Investment                         November 2001 to present;
                            Management, Inc. and Trustee of Schwab                       Director, Forward Management,
                            Family of Funds and Schwab Investments                       Inc. (asset management), 2001
                            from 1997 to 1998 and Executive Vice                         to present; Member of the
                            President-Retail Brokerage for Charles                       Board of Directors of
                            Schwab Investment Management from 1994                       E-Finance Corporation (credit
                            to 1997.                                                     decisioning services), 1999 to
                                                                                         present; Director,
                                                                                         Save-Daily.com (micro
                                                                                         investing services), 1999 to
                                                                                         present; Formerly, Director of
                                                                                         Offroad Capital Inc.
                                                                                         (pre-public internet commerce
                                                                                         company).
--------------------------- ---------------------------------------- ------------------- --------------------------------

                                                       CLASS III

-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
--------------------------- ---------------------------------------- ------------------- --------------------------------
Walter G. Ehlers (69)       Consultant; Retired President and        31
                            Director of Teachers Insurance &
                            Annuity (TIAA) and College Retirement
                            Equities Fund (CREF).
--------------------------- ---------------------------------------- ------------------- --------------------------------
Robert A. Kavesh (74)       Professor of Finance and Economics at    31                  Director, Delaware Labs
                            Stern School of Business, New York                           (cosmetics), 1978 to present.
                            University.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Howard A. Mileaf (65)       Retired.  Formerly, Vice President and   31                  Director, State Theatre of New
                            Special Counsel to WHX Corporation                           Jersey (not-for-profit
                            (holding company); 1993 - 2001.                              theater), 2000 to present;

                                                                                         Formerly, Director of Kevlin
                                                                                         Corporation (manufacturer
                                                                                         of microwave and other
                                                                                         products).
--------------------------- ---------------------------------------- ------------------- --------------------------------
Candace L. Straight (54)    Private investor and consultant          31                  Director, Providence
                            specializing in the insurance                                Washington (property and
                            industry; Advisory Director of                               casualty insurance company),
                            Securities Capital LLC (a global                             December 1998 to present;
                            private equity investment firm                               Director, Summit Global
                            dedicated to making investments in the                       Partners (insurance brokerage
                            insurance sector).                                           firm), October 2000 to present.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Director who is an "Interested Person"
-------------------------------------------------------------------------------------------------------------------------

                                                                28

--------------------------- ---------------------------------------- ------------------- --------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s) (2)              Director            Director
--------------------------- ---------------------------------------- ------------------- --------------------------------
Edward I. O'Brien* (73)     Member, Investment Policy Committee,     31                  Director of Legg Mason, Inc.
                            Edward Jones, 1993 - 2001; President                         (financial services holding
                            of the Securities Industry Association                       company) (the parent company
                            ("SIA") (securities industry's                               of one of the Fund's
                            representative in government relations                       underwriters), 1993 to
                            and regulatory matters at the federal                        present; Director, Boston
                            and state levels) from 1974 - 1992;                          Financial Group (real estate
                            Adviser to SIA from November 1992 -                          and tax shelters), 1993-1999.
                            November 1993.
--------------------------- ---------------------------------------- ------------------- --------------------------------
William E. Rulon* (69)      Retired. Senior Vice President of        28                  Director, Pro-Kids Golf and
                            Foodmaker. Inc. (operator and                                Learning Academy (teach golf
                            franchiser of restaurants) until                             and computer usage to "at
                            January 1997; Secretary of Foodmaker,                        risk" children), 1998 to
                            Inc. until July 1996.                                        present; Director of Prandium,
                                                                                         Inc. (restaurants) since March
                                                                                         2001.
-------------------------------------------------------------------------------------------------------------------------



* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which is one of the Fund's underwriters that from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager. Mr. Rulon is an interested person of the Fund by virtue of a pre-existing investment in the securities of one of the Fund's underwriters. Mr. Seip is an interested person of the Fund by virtue of the fact that he is a director of H&R Block, Inc., the parent company of one of the Fund's underwriters.


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.


(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of shareholders held in 2003, 2004, and 2005 respectively, and at each third annual meeting of shareholders thereafter.



INFORMATION ABOUT THE OFFICERS OF THE FUND

--------------------------------------- ------------------------------------- ----------------------------------------------
                                              Position and Length of
Name, Age, and Address (1)                          Time Served                          Principal Occupation(s)(2)
--------------------------                          -----------                          -----------------------
--------------------------------------- ------------------------------------- ----------------------------------------------
Claudia A. Brandon (45)                         Secretary since 2002          Vice President-Mutual Fund Board Relations
                                                                              of NB Management since 2000; Vice President
                                                                              of Neuberger Berman since 2002 and employee
                                                                              since 1999; Vice President of NB Management
                                                                              from 1986 to 1999; Secretary of five other
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator.
--------------------------------------- ------------------------------------- ----------------------------------------------
Robert Conti (46)                            Vice President since 2002        Vice President of Neuberger Berman since
                                                                              1999; Senior Vice President of NB Management
                                                                              since 2000; Controller of NB Management
                                                                              until 1996; Treasurer of NB Management from
                                                                              1996 until 1999; Vice President of five
                                                                              other registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator since 2000.
--------------------------------------- ------------------------------------- ----------------------------------------------

                                                                30

--------------------------------------- ------------------------------------- ----------------------------------------------
                                              Position and Length of
Name, Age, and Address (1)                          Time Served                          Principal Occupation(s)(2)
--------------------------                          -----------                          -----------------------
--------------------------------------- ------------------------------------- ----------------------------------------------

Stacy Cooper-Shugrue (39)                  Assistant Secretary since 2002     Vice President-Mutual Fund Board Relations
                                                                              of NB Management since 2002; Employee of
                                                                              Neuberger Berman since 1999; Assistant Vice
                                                                              President of NB Management from 1993 to
                                                                              1999; Assistant Secretary of five other
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator.
--------------------------------------- ------------------------------------- ----------------------------------------------
Brian J. Gaffney (48)                        Vice President since 2002        Managing Director of Neuberger Berman since
                                                                              1999; Senior Vice President of NB Management
                                                                              since 2000; Vice President of NB Management
                                                                              from 1997 until 1999; Vice President of five
                                                                              other registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator since 2000.
--------------------------------------- ------------------------------------- ----------------------------------------------
Sheila R. James (37)                       Assistant Secretary since 2002     Employee of Neuberger Berman since 1999;
                                                                              Employee of NB Management from 1991 to 1999;
                                                                              Assistant Secretary of five other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
--------------------------------------- ------------------------------------- ----------------------------------------------
John McGovern (32)                         Assistant Treasurer since 2002     Employee of NB Management since 1993;
                                                                              Assistant Treasurer of five other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
--------------------------------------- ------------------------------------- ----------------------------------------------
Barbara Muinos (43)                      Treasurer and Principal Financial    Vice President of Neuberger Berman since
                                         and Accounting Officer since 2002    1999; Assistant Vice President of NB
                                                                              Management from 1993 to 1999; Treasurer
                                                                              and Principal Financial and Accounting
                                                                              Officer of five other registered investment
                                                                              companies for which NB Management acts
                                                                              as investment manager and administrator;
                                                                              Assistant Treasurer from 1996 to 2002
                                                                              of two other mutual funds for which
                                                                              NB Management acts as investment
                                                                              manager and administrator.
--------------------------------------- ------------------------------------- ----------------------------------------------
Frederic B. Soule (56)                       Vice President since 2002        Vice President of Neuberger Berman since
                                                                              1999; Vice President of NB Management from
                                                                              1995 until 1999; Vice President of five
                                                                              other registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator since 2000.
--------------------------------------- ------------------------------------- ----------------------------------------------
Trani Wyman (32)                           Assistant Treasurer since 2002     Employee of NB Management since 1991.
                                                                              Assistant Treasurer of five other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
--------------------------------------- ------------------------------------- ----------------------------------------------

--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

COMMITTEES

The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp.

CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members except for Mr. Rulon and Mr. Seip are Independent Fund Directors.

EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rulon and Mr. Sundman are Independent Fund Directors.

NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. Its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. All members except for Mr. Seip are Independent Fund Directors. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman California Intermediate Municipal Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter
P. Trapp. All members except for Mr. Kassen, Mr. O'Brien and Mr. Seip are Independent Fund Directors.

         The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

COMPENSATION

         The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2002. For the calendar year ended December 31, 2001, the Directors received the compensation set forth in the following table for serving as Trustees of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

TABLE OF COMPENSATION

                                                                             Total Compensation from 3 Registered
                                               Estimated Aggregate           Investment Companies in the Neuberger
                                                   Compensation           Berman Fund Complex Paid to Directors For
Name and Position with the Fund                   from the Fund*               Calendar Year Ended 12/31/01
--------------------------------                  --------------               ----------------------------
Independent Fund Directors

John Cannon                                           $200                              $70,000
Director

Faith Colish                                          $200                              $70,000
Director

Walter G. Ehlers                                      $200                              $70,000
Director

C. Anne Harvey                                        $200                              $62,500
Director

Barry Hirsch                                          $200                              $70,000
Director

Robert A. Kavesh                                      $200                              $70,000
Director

Howard A. Mileaf                                      $200                              $70,000
Director

John P. Rosenthal                                     $200                              $70,000
Director

Cornelius T. Ryan                                     $200                              $70,000
Director

Candace L. Straight                                   $200                              $62,500
Director

Peter P. Trapp                                        $200                              $62,500
Director

Directors who are "Interested Persons"

Michael M. Kassen                                     $0                                  $0
Director

Edward I. O'Brien                                     $200                              $70,000
Director

William E. Rulon                                      $200                              $70,000
Director

                                                       33

                                                                             Total Compensation from 3 Registered
                                               Estimated Aggregate           Investment Companies in the Neuberger
                                                   Compensation           Berman Fund Complex Paid to Directors For
Name and Position with the Fund                   from the Fund*               Calendar Year Ended 12/31/01
--------------------------------                  --------------               ----------------------------

Tom Decker Seip                                       $200                              $70,000
Director

Peter E. Sundman                                      $0                                  $0
Director


         * Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending October 31, 2002.

OWNERSHIP OF SECURITIES


         At September 23, 2002, the Directors and officers of the Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

         Set forth below is the dollar range of equity securities owned by each Director as of 12/31/01.

         Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

--------------------------------------------------------------------------------
                                  Aggregate Dollar Range of Equity Securities in
Name of Director                  all Registered Investment Companies Overseen
                                  by Director in Family of Investment Companies*
--------------------------------------------------------------------------------
Independent Fund Directors
--------------------------------------------------------------------------------
John Cannon                       $50,001 - $100,000
----------------------------------- --------------------------------------------
Faith Colish                      Over $100,000
----------------------------------- --------------------------------------------
Walter G. Ehlers                  Over $100,000
----------------------------------- --------------------------------------------
C. Anne Harvey                    None
----------------------------------- --------------------------------------------
Barry Hirsch                      Over $100,000
----------------------------------- --------------------------------------------
Robert A. Kavesh                  $10,001 - $50,000
----------------------------------- --------------------------------------------
Howard A. Mileaf                  Over $100,000
----------------------------------- --------------------------------------------
John P. Rosenthal                 Over $100,000
----------------------------------- --------------------------------------------
Cornelius T. Ryan                 Over $100,000
----------------------------------- --------------------------------------------
Candace L. Straight               Over $100,000
----------------------------------- --------------------------------------------
Peter P. Trapp                    $10,001 - $50,000
--------------------------------------------------------------------------------
Directors who are "Interested Persons"
--------------------------------------------------------------------------------
Michael M. Kassen                 Over $100,000
----------------------------------- --------------------------------------------
Edward I. O'Brien                 Over $100,000
----------------------------------- --------------------------------------------
William E. Rulon                  Over $100,000
----------------------------------- --------------------------------------------
Tom Decker Seip                   None
----------------------------------- --------------------------------------------
Peter E. Sundman                  Over $100,000
----------------------------------- --------------------------------------------
*As of December 31, 2001

INDEPENDENT FUND DIRECTORS OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Fund Director's (and his/her immediate family members) share ownership in securities of Neuberger Berman and the ownership of securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies) as of 12/31/01.


--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
     Name of Director        Name of Owners        Company         Title of Class        Value of      Percentage of
                            and Relationship                                           Securities*         Class
                               to Director
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
John Cannon                        N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Faith Colish                       N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Walter G. Ehlers                   N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
C. Anne Harvey                     N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Barry Hirsch                       N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Robert A. Kavesh                   N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Howard A. Mileaf                   N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
John P. Rosenthal                  N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Cornelius T. Ryan                  N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Candace L. Straight                N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Peter P. Trapp                     N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
* As of December 31, 2001


CODES OF ETHICS

         The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR

         NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated September 24, 2002 ("Management Agreement"). NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2002, NB Management and its affiliates had approximately $58.7 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

         Under the Management Agreement, NB Management is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Management against any liability to the Fund or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement ("disabling conduct"). The Fund will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from NB Management's negligence, disregard of its obligations and duties under the Agreement or disabling conduct.

         NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, currently serve as Directors and/or officers of the Fund. See "Directors and Officers." The Fund pays NB Management a management fee as described below.

         NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated September 24, 2002 ("Administration Agreement"). For such administrative services, the Fund pays NB Management a fee based on the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets").

         Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement. The Administration Agreement contains provisions on liability and indemnification substantially identical to those in the Management Agreement, described above.

         For administrative services, the Fund pays NB Management at the annual rate of .30% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services.

         Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of .25% of the Fund's average daily Managed Assets. The liquidation preference of the Preferred Shares is not a liability. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         From the commencement of the Fund's operations through October 31, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:

------------------------------- -------------------------------------------- -----------------------------------------
                                Percentage Waived (annual rate as a             Percentage Waived (annual rate
                                as a percentage of net assets attributable      as a percentage of net assets
                                to Common Shares - assuming no                  attributable to Common Shares -
Fiscal Period                   Preferred Shares are issued or                  assuming the issuance Preferred
Ending October 31,              outstanding)                                    Shares(2))
------------------------------- -------------------------------------------- -----------------------------------------
2002 (1)                         .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2003                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2004                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2005                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2006                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2007                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2008                             .20%                                         .32%
------------------------------- -------------------------------------------- -----------------------------------------
2009                             .15%                                         .24%
------------------------------- -------------------------------------------- -----------------------------------------
2010                             .10%                                         .16%
------------------------------- -------------------------------------------- -----------------------------------------
2011                             .05%                                         .08%
------------------------------- -------------------------------------------- -----------------------------------------

(1)   From the commencement of the Fund's operations.

(2) Assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's net assets (after issuance).

NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

         The Management Agreement continues until June 30, 2004. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

         The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

         Except as otherwise described in the prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

SUB-ADVISER

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated September 24, 2002 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

         The Sub-Advisory Agreement continues until June 30, 2004 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

       The Management Agreement and the Sub-Advisory Agreement each provide that NB Management or Neuberger Berman, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

         In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

         With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's fixed-income research and trading capabilities. They discussed the recent and long-term performance of the other fixed-income funds managed by NB Management and Neuberger Berman. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems.
With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and the overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

         The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also took note of the Additional Compensation Agreement between NB Management and Merrill Lynch concerning the aftermarket for Fund shares and whether there are steps the Fund should consider taking to alleviate any discount. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters also were considered separately by the Independent Fund Directors.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN

         The Directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Treasurer; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi S. Steiger, Director.

         The officers and employees of Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi S. Steiger, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Jack L. Rivkin, Executive Vice President; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn, Senior Vice President; Barbara R. Katersky, Senior Vice President; Judith Ann Kenney, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Frank J. Tripodi, Senior Vice President; and Marvin C. Schwartz, Managing Director.

         Mr. Sundman and Mr. Kassen are Directors and officers of the Fund. Mr. Gaffney and Mr. Conti are officers of the Fund.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside Directors and officers of Neuberger Berman Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi S. Steiger, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director,

Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Jack L. Rivkin, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

         Investment decisions for the Fund and for the other investment advisory clients of NB Management are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. ___ NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which NB Management believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Fund has applied with the Securities and Exchange Commission for an order to permit the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services would be provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who are not involved in the securities lending intermediary's lending agency operations. Neuberger Berman would receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order requested by the Fund would also permit Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions. There is no guarantee that the Fund will receive the requested order.

BROKERAGE AND RESEARCH SERVICES

         Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

         In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

         In certain instances NB Management specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced NB Management's normal internal research activities, NB Management's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NB Management is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NB Management by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of NB Management and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, NB Management always considers its best execution obligation.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other funds managed by it and, in some cases, by Neuberger Berman in servicing managed accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the other funds it manages and by Neuberger Berman from brokers effecting portfolio transactions on behalf of managed accounts may be used for the Fund's benefit.

         No affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits NB Management and Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

                                  DISTRIBUTIONS

         As described in the prospectus, initial dividends to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain more stable monthly dividends, it will initially (prior to its first dividend), and may from time to time thereafter, distribute less than the entire amount of net investment income it earns in a particular period. Such undistributed net investment income would be available to supplement future dividends, including dividends that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the dividends the Fund pays for any particular period may be more or less than the amount of net investment income it actually earns during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, dividends from undistributed net investment income will be deducted from that net asset value.

         For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Stockholders, see the prospectus under "Preferred Shares and Related Leverage."

         While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause it to incur federal income and/or excise tax and, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Shares will be issued with a par value of $.0001 per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

         The Common Shares have been authorized for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares as a result of payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Fund's prospectus under "Preferred Shares and Related Leverage" and "Municipal Bonds."

PREFERRED SHARES

         The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock ("Preferred Shares"). The Preferred Shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

         The Board has indicated its intention to authorize an offering of Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in the prospectus and this Statement of Additional Information. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a Preferred Shares offering, the Board has indicated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

         As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

         LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 38% of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

         DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

         LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board's current intention with respect to a possible offering of Preferred Shares. If the Board determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Articles of Incorporation and Bylaws.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

         The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Articles require a vote by holders of at least 75% of the Directors and 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and
(7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.


         The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

         Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

         Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

         See "Certain Provisions in the Articles of Incorporation" in the prospectus and "Certain Provisions in the Articles of Incorporation" in this Statement of Additional Information for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's prospectus under "Risks - Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

         TAXATION OF THE FUND

         The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). To qualify for that treatment, the Fund must, among other things:

                  (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities;


                  (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income, and the excess, if any, of net short-term capital gains over net long-term capital losses for that year; and

                  (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers the Fund controls and that are engaged in the same, similar, or related trades or businesses.

         If the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from its earnings and profits, including any distributions of its net tax-exempt income and net capital gains, would be taxable to its stockholders as ordinary (taxable) income. Those distributions would be eligible for the dividends-received deduction in the case of corporate stockholders under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a RIC.


         The Fund intends to distribute at least annually to its stockholders all or substantially all of its net tax-exempt interest and any investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, determined without regard to any deduction for dividends paid). The Fund also may annually distribute its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) or may retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. If the Fund retains any net capital gain, the Fund may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares owned by a Fund stockholder would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax deemed paid by the stockholder under clause (2) of the preceding sentence.

         To the extent the Fund fails to distribute in a calendar year at least an amount equal to 98% of the sum of (1) its ordinary (taxable) income for that year plus (2) its capital gain net income for the one-year period ending October 31 of that year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax. For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A dividend the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the dividend is declared and payable to stockholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the excise tax.

         TAXATION OF THE STOCKHOLDERS

         EXEMPT-INTEREST DIVIDENDS. The Fund will qualify to pay exempt-interest dividends to its stockholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax under Code section 103(a). Distributions that the Fund properly designates as exempt-interest dividends will be treated as interest excludable from stockholders' gross income for federal income tax purposes but may be a Tax Preference Item and may be taxable for state and local purposes. See also

"California Tax Matters" in Appendix B. Because the Fund intends to qualify to pay exempt-interest dividends, it may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices, and other assets.

         The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits (collectively "Benefits") that will be includable in gross income subject to federal income tax. Up to 85% of Benefits may be included in gross income where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income, and one-half of any Benefits, exceeds an adjusted base amount. Stockholders receiving Benefits should consult their tax advisers.

         The Code imposes the AMT with respect to individuals, corporations (except certain small corporations), trusts, and estates. The interest on certain "private activity bonds" (e.g., municipal bonds issued to make loans for housing purposes or to private entities, but not certain tax-exempt organizations such as universities and non-profit hospitals) is treated as a Tax Preference Item and, after reduction by applicable expenses, is included in federal alternative minimum taxable income. The Fund will furnish to stockholders annually a report indicating the percentage of Fund income treated as a Tax Preference Item. In addition, interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT. Accordingly, a portion of the Fund's dividends that would otherwise be tax-exempt to its stockholders may cause certain stockholders to become subject to the AMT or may increase the tax liability of stockholders who already are subject to that tax.

         The Fund will inform investors within 60 days after each taxable year-end of the percentage of its income dividends that qualify as exempt-interest dividends. The percentage will be applied uniformly to all dividends paid during the year. Thus, the percentage of any particular dividend designated as an exempt-interest dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

         OTHER FUND DISTRIBUTIONS. As long as the Fund qualifies for treatment as a RIC, distributions from it (other than exempt-interest dividends) will be taxable to its stockholders as ordinary income to the extent the distributions are derived from taxable net investment income and net short-term capital gains and generally will not be eligible for the dividends-received deduction available to corporations. Distributions of net capital gain (after applying any available capital loss carryovers) that are properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to each stockholder as long-term gain, regardless of how long the stockholder has held the shares in the Fund.

         The Fund's expenses attributable to earning tax-exempt income do not reduce its current earnings and profits; therefore, distributions in excess of the sum of its net tax-exempt and taxable income may be treated as taxable dividends to the extent of its remaining earnings and profits. Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if its book income exceeded that sum, which could arise as a result of certain of its hedging and investment activities. See "--Tax Consequences of Certain Investments--" below.

         For federal income tax purposes, the Fund is required to allocate its tax-exempt income, net capital gain, and other taxable income, if any, between the Common Shares and preferred stock, including the Preferred Shares, it issues on a PRO RATA basis in proportion to the total distributions paid to each such class of stock for the taxable year.

         Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a dividend equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their net asset value, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

         Dividends on the Fund's shares (other than exempt-interest dividends) are generally subject to federal income tax as described herein to the extent they do not exceed its realized income and gains, even though those dividends may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price paid by the stockholder).

         If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares. If one or more such distributions occur in any taxable year, the available earnings and profits first will be allocated to the distributions made to the Preferred Stockholders and only thereafter to distributions made to Common Stockholders. As a result, the Preferred Stockholders will receive a disproportionate share of the distributions treated as dividends, and the Common Stockholders will receive a disproportionate share of the distributions treated as a return of capital.


         OTHER. Part or all of the interest on indebtedness, if any, incurred or continued by a stockholder to purchase or carry Fund shares is not deductible for federal income tax purposes. The non-deductible part is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including Capital Gain Dividends) paid to the stockholder that are exempt-interest dividends. Under rules the Internal Revenue Service (the "Service") uses to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though those funds are not directly traceable to the purchase of the shares. Under a published position of the Service, a stockholder's interest deduction generally will not be disallowed to the extent the average adjusted basis of the stockholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the stockholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would limit or repeal this two percent DE MINIMIS exception, which if enacted would reduce the total after-tax yield of a stockholder.


         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds will not be tax-exempt to any stockholders who are "substantial users" (or persons related to "substantial users") of facilities financed by those bonds. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of those bonds.

         SALE OR REDEMPTION OF SHARES. The sale, exchange, or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, (1) any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on the shares and (2) any such loss not so disallowed will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In that case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering stockholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by the stockholder. Stockholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, the stockholder may be treated as having received a taxable dividend (instead of capital gain or loss) on the tender of its Common Shares. In that case, there is a remote risk that non-tendering stockholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of a Preferred Stockholder's Preferred Shares and the stockholder is treated as having received a taxable dividend on the redemption, there is a remote risk that Common Stockholders and non-redeeming Preferred Stockholders will be treated as having received taxable distributions from the Fund. To the extent the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders of Common Shares, it will be required to make taxable distributions to its stockholders, which may in turn require it to make additional distributions to the Preferred Stockholders, if any.

         WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends (including Capital Gain Dividends) paid to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not otherwise subject to that withholding ("backup withholding"). The backup withholding rates are (1) 30% for amounts paid during 2002 and 2003, (2) 29% for amounts paid during 2004 and 2005, and
(3) 28% for amounts paid during 2006 through 2010. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         For a foreign investor to qualify for exemption from withholding under an income tax treaty, the investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

         TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to increase its taxable income, accelerate income, defer losses, cause adjustments in the holding periods of its securities, convert long-term capital gains to short-term capital gains, and/or convert short-term capital losses to long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to stockholders. Distributions to stockholders of income earned from the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the stockholders' best interests.

         Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds that sum, the distribution of the excess would be treated as (1) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (2) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (3) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its net tax-exempt and taxable income, it could be required to make distributions exceeding book income to continue to qualify for treatment as a RIC.

         Certain listed options and futures contracts are considered "Section 1256 contracts" for federal income tax purposes. In general, gain or loss the Fund realizes on Section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. Also, Section 1256 contracts the Fund holds at the end of each taxable year (and at October 31 for purposes of calculating the excise tax) will be "marked to market," that is, treated for federal income tax purposes as though sold for fair market value on the last business day of the taxable year (or on October 31 for purposes of the excise tax). The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of section 1256.

         Gain or loss the Fund realizes on the expiration or sale of certain OTC options it holds will be either long-term or short-term capital gain or loss depending on its holding period for the options. However, gain or loss realized on the expiration or closing out of options the Fund wrote will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option the Fund wrote is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss on disposition of the property underlying the option.

         Any security, option, or futures contract, delayed delivery transaction, or other position the Fund enters into or holds in conjunction with any other position it holds may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are
Section 1256 contracts will constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until that position is disposed of; that the Fund's holding period in certain straddle positions be suspended until the straddle is terminated (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, that otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other municipal securities issued with OID. As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any tax-exempt OID, to satisfy the distribution requirement applicable to RICs, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) .25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                                      * * *

         The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the AMT. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal, state and local income tax consequences of purchasing, holding, and disposing of Fund shares. A summary of tax matters pertaining to California is set forth in Appendix B.

           MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION

         The Fund may be a suitable investment for a stockholder who is thinking of adding bond investments to his or her portfolio to balance the appreciated stocks that the stockholder is holding. Therefore, Common Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the alternative minimum tax), and from comparable fully taxable investments, in light of each such investor's tax position.

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Because they enjoy special tax advantages, municipal bonds usually pay lower interest rates than similar bonds issued by corporations or the federal government. However, after taxes they may provide a stockholder with more disposable income than many taxable alternatives.

         For example, if a stockholder falls into the 34.8% tax bracket, he or she would need to earn 7.67% on a taxable security to match a 5.00% yield from a tax-exempt security. For more information concerning tax equivalent yield, see Appendix C.

Compare Tax-Free Yields to the Taxable Alternatives:

        Your Combined        To equal a tax-
        Federal/State Tax    free yield of:
        Bracket is:
                             5.0%                  5.5%               6.0%

                     A taxable investment would have to pay:
        33.8%                 7.55%                8.31%              9.06%
        36.5%                 7.88%                8.66%              9.45%

        41.1%                 8.48%                9.33%              10.18%
        44.3%                 8.98%                9.88%              10.77%

THIS EXAMPLE IS FOR ILLUSTRATIVE PURPOSES AND DOES NOT REFLECT THE PERFORMANCE OF ANY SPECIFIC INVESTMENT. ACTUAL YIELDS WILL VARY WITH MARKET CONDITIONS. THE EQUIVALENT TAXABLE YIELDS ARE BASED UPON 2002 FEDERAL INCOME TAX RATES. INCOME FROM MUNICIPAL INVESTMENTS MAY BE SUBJECT TO STATE, LOCAL AND/OR THE ALTERNATIVE MINIMUM TAX.

OTHER BENEFITS OF INTERMEDIATE MUNICIPAL BONDS:

o    COMPETITIVE RETURNS WITH LOWER VOLATILITY

     From January 1, 1990 until June 30, 2002, intermediate municipal bonds captured 99% of the return on longer-term bonds, while incurring only 74% of the VOLATILITY, as measured by standard deviation. (SEE TABLE BELOW). Of course, the past performance of any market sector is no assurance of its future performance.

           -------------------------- --------------------- --------------------
           Indexes                    Annualized Return     Standard Deviation*
           -------------------------- --------------------- --------------------
           Merrill Lynch 7-12 Year    7.1%                  4.3%
           Municipal Bond Indexi
           -------------------------- --------------------- --------------------
           Merrill Lynch 22+ Years    7.2%                  5.8%
           Municipal Bond Indexi
           -------------------------- --------------------- --------------------
     *Standard deviation is a measurement of volatility: the higher the standard deviation, the greater the volatility.

o    ATTRACTIVE RELATIVE VALUE

         Typically, the tax-exempt yields of municipal bonds are compared to the taxable yields of similar-maturity Treasury yields to determine their relative value.ii As of June 30, 2002, intermediate municipal bond yields were trading at nearly 86% of the yield on comparable U.S. Treasuries, an indication of attractive relative value.

        EXCHANGE-TRADED LIQUIDITY. Common Shares have been approved for listing, subject to issuance of notice, on the American Stock Exchange, which will provide investors with liquidity, convenience, and daily price visibility through electronic services and newspaper stock tables. Share prices will fluctuate with market conditions.

--------
i The Merrill Lynch Municipal Bond Indexes (7-12 Year) and (22+ Years) track the performance of the investment grade U.S. tax-exempt bond market. Bonds included in the 7-12 year index are within a 7-12 year maturity band, while bonds included in the 22+ years index have maturities of 22 years or greater.

ii Intermediate municipal bond yields are represented by the 10-Year AAA Muni GO. Intermediate Treasury bond yields are represented by the 10-year U.S. Treasury Bond. Source: Bloomberg.

         ABOUT NEUBERGER BERMAN. Neuberger Berman has more than 60 years experience managing clients' assets. The firm and its affiliates manage $58.7 billion in total assets as of June 30, 2002, including $19.9 billion in fixed-income securities. Firm-wide, Neuberger Berman's portfolio managers have an average of 26 years industry experience, so they're experienced at navigating a wide range of market conditions. The firm has a tradition of independent, fundamental research.

         NEUBERGER BERMAN'S APPROACH TO FIXED-INCOME INVESTING. Neuberger Berman has an experienced portfolio management staff that includes more than 30 fixed-income professionals. They look for strong municipal sectors and securities with high relative values and high credit ratings. They select securities based on geographic and state-specific guidelines. They actively manage duration and volatility, without major interest rate "bets." They focus largely on general obligation, essential service revenue bonds and pre-refunded issues with solid revenue streams and healthy debt coverage.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, 1 Wall Street, New York, New York 10286 serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                              INDEPENDENT AUDITORS

         Ernst & Young, LLP, 200 Clarendon Street, Boston, MA 02116 serves as independent auditors for the Fund. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.

                                     COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement.

Statements contained in the Fund's prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         Report of Independent Auditors



To the Shareholder and
Board of Directors of
Neuberger Berman California Intermediate Municipal Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman California Intermediate Municipal Fund Inc., (the "Fund") as of September 19, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Neuberger Berman California Intermediate Municipal Fund Inc., at September 19, 2002, in conformity with accounting principles generally accepted in the United States.


                                ERNST & YOUNG LLP


Boston, Massachusetts
September 20, 2002

                              FINANCIAL HIGHLIGHTS

Neuberger Berman California Intermediate Municipal Fund Inc.
Statement of Assets and Liabilities
September 19, 2002

Assets
Cash                                                             $ 100,005
Deferred offering costs                                            150,000
                                                            -----------------
Total assets                                                       250,005
                                                            -----------------

Liabilities
Payable for offering costs                                         150,000
                                                            -----------------

Net Assets at value                                              $ 100,005
                                                            -----------------

Net Assets consist of:
Paid-in capital                                                  $ 100,005
                                                            -----------------

Shares outstanding ($.0001 par value;
   1,000,000,000 shares authorized)                                  6,981
                                                            -----------------
Net Asset Value, per share                                         $14.325
                                                            -----------------

Maximum offering price per share ($14.325/95.5%)                    $15.00
                                                            -----------------

See Notes to Financial Statement.

Neuberger Berman California Intermediate Municipal Fund Inc.
Notes to Financial Statement
September 19, 2002


Note A -- Summary of Significant Accounting Policies
1.   ORGANIZATION:

Neuberger Berman California Intermediate Municipal Fund Inc. (the "Fund") was organized as a Maryland corporation on July 29, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has had no operations to date, other than the sale to Neuberger Berman LLC ("Neuberger"), the Fund's sub-adviser, on September 19, 2002 of 6,981 shares of common stock for $100,005 ($14.325 per share).

2. ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3. CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Additionally, the Fund follows an investment policy of investing primarily in California Municipal Bonds. Economic changes affecting the state of California and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

NOTE B -- INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Management Agreement, the Fund pays Neuberger Berman Management Inc. ("Management") a monthly fee at an annualized rate of 0.25% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

              Fiscal Period or Year Ended           % of Average
                      October 31,                   Daily Net Assets
      --------------------------------------------- ----------------------

                          2002                              0.25%
                      2003 - 2007                           0.25
                          2008                              0.20
                          2009                              0.15
                          2010                              0.10
                          2011                              0.05

Management has not agreed to waive any portion of its fees and expenses beyond October 31, 2011.

Pursuant to an administration agreement between Management and the Fund, the Fund has agreed to pay Management an administration fee payable on a monthly basis at the annual rate of 0.30% of the Fund's average daily Managed Assets. Additionally, Management retains State Street Corporation ("State Street") as its sub-administrator under a Sub Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Fund are also employees of Neuberger and/or Management.

NOTE C -- ORGANIZATION EXPENSES AND OFFERING COSTS:

Based on an estimated Fund offering of 5,000,000 shares, organization and offering costs are estimated to be $10,000 and $502,150, respectively. Management has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by Management is estimated to be $352,150. The Fund will pay offering costs estimated at $150,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D - FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

                                                                      APPENDIX A

                       Description of Securities Ratings+

Moody's Investors Service, Inc.

Municipal Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short- term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category in this category may lack sufficient margins of protection.

Standard & Poor's Ratings Group
-------------------------------

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

               -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

               -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

         SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the `F-1+' and `F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * * * * * * *

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      Appendix B

                    CALIFORNIA AND U.S. TERRITORY INFORMATION

         The following is a summary of certain selected information relating to the economy and finances of California and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about California or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of California or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of California or such U.S. territories. The information below is derived from selected public documents of the type described above and has not been independently verified by the Fund and the Fund takes no responsibility for completeness or accuracy of such information.

GENERAL ECONOMIC CONDITIONS

         The economy of the State of California (referred to herein as the "State" or "California") is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing 249,300 jobs between January and November of 2001. The recession was concentrated in the State's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. From November 2001 to April 2002, employment grew by 46,300 jobs, as the State began to recover. But the recovery has been slow so far, and unemployment continues to rise. Unemployment has risen from 4.7 percent in February 2001 to 6.4 percent in April 2002. (See "Current State Budget" below.)

         California's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

         California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over
16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.

         Non-farm employment this year is likely to be up about 1.0 percent from 2001. Further growth is projected in 2003, the year's average growth expected to be 2.7 percent. The unemployment rate -- a lagging indicator -- is forecast to edge up to 6.4 percent this year from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.

         Construction trends are expected to be mixed. Low interest rates and a large backlog of unmet demand should encourage further gains in new residential construction, with 153,000 new units forecast to be authorized by building permits in 2002, up from 149,000 in 2001. Next year, homebuilding is expected to decline to 148,000 units.

         Although California has avoided the commercial construction excesses of the 1980s, slower job growth, coupled with new supply already under construction, will result in rising commercial and retail vacancy rates, which in turn will discourage new construction starts. After several years of strong double-digit growth, nonresidential permit values (not adjusted for inflation) are expected to slow this year, but edge back up in 2003.

         The weakness in personal income growth in the current year is assumed to be primarily driven by a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and are projected to slowly recover with a 5 percent increase in 2002. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast to decline by another 30 percent in 2002, to $31 billion.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

         The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Currently, however, both the nation and the State are experiencing an economic downturn.

         2000-2001 Fiscal Year Budget. The 2000-2001 Budget Act (the "2000 Budget Act"), signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the State budget reserve available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.

         At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 State budget reserve balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and special fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the State announced that it would not undertake a revenue anticipation note borrowing in 2000-2001.

         The 2000 Budget Act included special fund expenditures of $15.6 billion, and bond fund expenditures of $5.0 billion. Special fund revenues were estimated at $16.5 billion.

CURRENT STATE BUDGET

         Background. The 2001-2002 Governor's Budget, released January 10, 2001 estimated 2001-2002 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-2001. The Governor proposed budget reserves in 2001-2002 of $2.4 billion, including $500 million for unplanned litigation costs.

         The May Revision to the 2001-2002 Governor's Budget disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The Fiscal Year 2001-2002 Budget Act projects General Fund revenues in 2001-2002 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-2001 estimates. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

         FISCAL YEAR 2001-2002 BUDGET ACT. The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. See "Recent Developments Regarding Natural Gas and Electricity" below.

         The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

SOME OF THE IMPORTANT FEATURES OF THE 2001 BUDGET ACT WERE THE FOLLOWING:

         Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

         Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

         Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

         In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-2002 fiscal year.

         The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-2001 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-2004 to 2007-2008 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-2002 and 2002-2003 fiscal years. To allow all current projects to remain on schedule through 2002-2003, the legislation authorized certain internal loans from other transportation accounts. Part of the 2001 Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-2008, the dedication of sales taxes on gasoline to transportation purposes. The constitutional amendment was approved on March 5, 2002 by 69.1% of voters in the State voting for the dedication.

         The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the Citizens' Option for Public Safety ("COPS") and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

         FISCAL YEAR 2002-2003 BUDGET ACT. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year - the latest budget signing in the State's recorded history. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in reductions contained in the budget passed by the Legislature.

         The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction of $141 million from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State may issue revenue anticipation notes as part of its cash management plan. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.

         The 2002 Budget Act closes the $23.6 billion budget gap between expenditures and revenues (the "Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the Budget Gap.

SOME OF THE IMPORTANT FEATURES OF THE 2002 BUDGET ACT ARE THE FOLLOWING:

         1. Total Proposition 98 spending increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

         2. Higher education funding was increased to allow for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

         3. Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

         4. The 2002 Budget Act contains $4.4 billion of continuing tax relief. State law permits a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year and actual revenues for the period May 1 through September 30 equal or exceed the forecast in the May revision to the Governor's proposed budget. This change is not expected to impact Fiscal Year 2002-2003.

         5. The 2002 Budget Act provides significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

         6. The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

         Complete text of the 2002 Budget Act may be found at the website of the Department of Finance, www.dof.ca.gov, under the heading "California Budget."

FUTURE BUDGETS

         It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

RATINGS

         Currently, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):

             Fitch           Moody's           S&P
             -----           -------           ---
               AA               A1              A+

         On April 18, 2001, Fitch placed the State's "AA" rating on Rating Watch Negative and on April 24, 2001, S&P dropped the State's rating two notches and placed the State's "A+" rating on CreditWatch with negative implications. In June 2001, S&P dropped CreditWatch, noting the $4.3 billion bridge loan obtained by the State. (See "Recent Developments Regarding Natural Gas and Electricity" below.) S&P continues to reflect a negative outlook. On May 15, 2001, Moody's dropped the State's rating to Aa3. Each of these actions were because of the drain on the State's budget reserve arising out of payments to purchase power for the State.

         These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

         Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY

         During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

         Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (Chapter 4 and 9, First Extraordinary Session of 2001, hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

         DWR began selling electricity to 10 million retail electric customers in California in January 2001. DWR purchases power from wholesale supplies under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the customers through the transmission and distribution systems of the Utilities and payments from the customers are collected for DWR by the Utilities pursuant to servicing arrangements ordered by the CPUC. The DWR power supply program is expected to supply the shortfall (the

"net short") between the amount of electricity required by customers of the Utilities and the amount of electricity furnished to customers by the Utilities until December 31, 2002. The Governor and the CPUC are developing plans for the provision of the net short after 2002, including plans to enable each of the Utilities to be able to furnish the portion of the net short not provided by DWR's long-term contracts (the "residual net short"). Alternatively, it is possible that the authorization of DWR to provide the residual net short will be extended by legislation or that another State agency will be authorized to develop a successor program.

         DWR's Power Supply Program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of May 31, 2002, DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations and administrative expenses aggregating slightly more than $13 billion, of which $6.2 billion was advanced from the General Fund (of which $116 million has already been repaid) and $5.2 billion was paid from retail customer payments received by the DWR. Advances from the General Fund ceased in June 2001 after DWR arranged secured loans from banks and other financial institutions (the "Interim Loans"), providing net proceeds aggregating approximately $4.1 billion.

         Pursuant to the Power Supply Act, DWR plans to issue approximately $11 billion of revenue bonds to fund its Power Purchase Program (or provide long-term financing for costs that have been financed on an interim basis with advances from the General Fund of the State and an interim loan from certain lenders). The revenue bonds will be repaid from a dedicated revenue stream derived from retail end use customer payments for electricity. Completion of the DWR bond sale is dependant on a number of factors. The timing of the bond sale is uncertain but DWR expects it to occur in 2002. The State may make additional loans or other advances from the State General Fund to support the Power Supply Program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by DWR may not exceed $13.4 billion.

         The terms of the Interim Loans require that the DWR revenue bond proceeds be used to prepay the Interim Loans before being used to repay the State loans or to pay expenses of the Power Supply Program. Unless the Interim Loans are prepaid, Interim Loan principal is payable in eleven quarterly installments commencing on April 30, 2002. Currently, there is $3.8 billion outstanding. Interest is payable at variable rates tied to market indices. Interest was capitalized through February 2002, and thereafter principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim Loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement does not provide for acceleration of the Interim Loans if DWR is not in compliance with the terms of the loan agreement. DWR's current revenue requirement includes amounts sufficient to pay scheduled Interim Loan debt service until a new revenue requirement can be implemented.

         Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

         On April 6, 2001, Pacific Gas & Electric ("PG&E"), a Utility, filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (hereafter the "PG&E Bankruptcy") are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, it is anticipated that PG&E's operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E's available cash flow and assets among its various creditors. The State has filed numerous claims as a creditor of PG&E, including, but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental fees, fines and penalties. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions that affect prices charged to end users for electricity or affect existing contracts for purchase or sale of electricity. Bankruptcies involving large and complex companies typically take several years to conclude. PG&E's parent company, PG&E Corp., has not filed for bankruptcy protection. On September 20, 2001, PG&E filed its reorganization plan with the Bankruptcy Court. The plan seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies. PG&E has also filed the plan at FERC, the Securities and Exchange Commission and the Nuclear Regulatory Commission seeking their approval of the elements under their jurisdiction. On November 27, 2001, the CPUC filed its opposition to the PG&E disclosure statement describing the reorganization plan. On February 27, 2002, the CPUC filed a term sheet on an alternate plan of reorganization. The Bankruptcy Judge accepted the term sheet, and ordered the CPUC to file a plan of reorganization and disclosure statement by April 15, 2002 with no date set for a hearing. On April 3, 2002, PG&E filed an amended disclosure statement and plan of reorganization. A hearing on PG&E's amended plan of reorganization was held on April 11, 2002. On April 15, 2002, the CPUC filed an alternate plan of reorganization and disclosure statement. Both plans have been submitted to the creditors for voting. The Bankruptcy Judge has scheduled July 17, 2002, as the date for filing objections for both plans and August 12, 2002 as the date by which creditors must return their ballots accepting or rejecting the plans.

         Southern California Edison ("SCE"), a Utility, has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor designed to strengthen its financial condition.

         All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. On October 2, 2001, SCE and the CPUC announced the proposed settlement of certain pending litigation which is intended to allow SCE to recover from ratepayers a substantial portion of its accumulated debts. The settlement was approved by the federal District Court on October 5, 2001. A consumer group has appealed that decision. The group's motions for stay of judgment pending appeal have been denied by both the District Court (on remand) and the appellate court. Oral argument on that appeal occurred on March 7, 2002, but the Court has not yet ruled. SCE had previously indicated that it might seek bankruptcy law protection if the Legislature did not enact legislation to assist its financial recovery. See "Pending Litigation" below for a discussion of related lawsuits. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

         A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator (the "ISO"); continuing obligations of certain small power generators; and antitrust and fraud claims against various parties. (See "Pending Litigation" below for a discussion of certain of these lawsuits and further discussion of the PG&E Bankruptcy.)

         California imports a substantial amount of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Also, local municipalities and governmental entities are paying increased service costs, which might negatively impact their budgets. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Supplies of natural gas in northern and central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

         Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Governor believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

         While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens. Further, the PG&E Bankruptcy interjects a new party, the federal Bankruptcy Court, into the making of decisions regarding future electricity costs and the role of PG&E. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, the State's business climate and that could in turn affect State and local revenues.

LOCAL GOVERNMENTS

         The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles).

Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Local governments sued the State (Sonoma County, et al. v. Commission on State Mandates, et al.) over these transfers. The appeals court denied the plaintiffs' position and the subsequent appeal was not heard by the State Supreme Court.

         Since then the State has also provided additional funding to counties and cities through various programs. The 2001 Budget Act and related legislation provide assistance to local governments, including $357 million for various local public safety programs, including the COPS program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. For 2002-2003 the State proposes to continue to provide $121.3 million for the COPS program, approximately $134 million for deferred maintenance of local streets and roads, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the energy situation may have an impact on whether these moneys are actually allocated to the local governments. (See "Recent Developments Regarding Natural Gas and Electricity" above.)

         The economies of various local governments may be negatively affected by the energy situation in California. (See "Recent Developments Regarding Natural Gas and Electricity" above.) Additionally, for the majority of local governments that do not have publicly owned utilities, the increased charges for power will have budgetary impact, but the degree of that impact cannot be ascertained at this time.

         The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         Administration of the CalWORKs program is largely at the county level, and the counties receive financial incentives for success in this program. Beginning in 2000-2001, county performance incentive earnings are subject to Budget Act appropriation. Counties will have earned $1.2 billion through the end of 2001-2002, but have only spent $186.6 million through December 2001. Because the Department of Social Services (the "DSS") has allocated $1.1 billion to counties, the majority of this funding currently resides in county bank accounts.

         Recently, the federal government formally notified the DSS that the State is in violation of the federal Cash Management Act in drawing down federal Temporary Assistance for Needy Families ("TANF") dollars for fiscal incentive purposes that were not going to be immediately spent by the counties. TANF is a federal block grant program with lifetime time limits on TANF recipients, work requirements and other welfare reform changes. Under the Cash Management Act, TANF funds are to remain at the federal level until such time as a state is going to actually expend those funds. The DSS plans to recover the $600 million that is expected to remain unexpended by the counties. The May Revision to the 2002 Governor's Budget proposes to use $169.2 million as a funding source in 2002-2003 to maintain CalWORKS funding within available resources and $120 million to fund a one-time augmentation to CalWORKS employment services. The remaining, $310.8 million will be appropriated to counties for 2002-2003. In addition to $97 million in incentives earned prior to 2000-2001, $169.2 million may need to be paid to counties in the future. The $120 million would not need to be paid back because the counties would be required to waive their entitlement to these incentive funds as a condition for receipt of the one-time employment services augmentation.

         Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected to be 524,000, up from 507,000 cases in 2001-2002. This represents a major improvement from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995. The longer-term impact of the Law and CalWORKS is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report to be released in 2002.

         The 2001-2002 CalWORKs budget reflects that California has met the federally-mandated work participation requirements for federal fiscal years 1997, 1998, 1999, and 2000. Having met that goal, the federally-imposed maintenance-of-effort ("MOE") level for California was reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former Aid to Families with Dependent Children ("AFDC") program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that California will continue to meet the work participation goal in federal fiscal year 2001 and beyond. In addition, it is assumed that California will receive a TANF High Performance Bonus award of $20 million in 2001-2002. This bonus will be awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce during federal fiscal year 2001. California also received a TANF High Performance Bonus Award in 1999-2000 and 2000-2001 based upon the State's success during federal fiscal years 1999 and 2000 respectively.

         In 2002-2003 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The May Revision includes total CalWORKs-related expenditures of $7.4 billion for 2002-2003, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

         Authorization for the TANF program ends September 30, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

         Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties in 2002-2003.

         Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During Fiscal Year 2000-2001, the General Fund received $386 million in settlement payments. The 2001 Budget Act forecasts payments to the State totaling $488 million in 2001-2002 of which $86 million will go to the General Fund and the balance will be in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization. The 2001 Budget Act forecasts payments to the State totaling $474 million in 2002-2003, which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a tobacco settlement securitization.

         The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See "Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation" below.)

CONSTITUTIONAL AND STATUTORY LIMITATIONS; FUTURE INITIATIVES; PENDING LITIGATION

         Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-1976 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

         On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of
Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of
Article XVI Allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications.
Section 1(b)(3) of Article XIII A has been added to except from the one percent ad valorem tax limitation under Section 1(a) of Article XIII A of the Constitution levies to pay bonds approved by 55 percent of the voters subject to the restrictions with respect to the ballot measure.

         The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election: (1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; (2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and (3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens' oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage and perform annual audits.

         Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

         At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-1992 Fiscal Year to the 1993-1994 Fiscal Year.

         In 1992, a lawsuit was filed, called California Teachers' Association
v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools are repaying $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment counts either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-1995 Fiscal Year through the 2001-2002 Fiscal Year to mitigate any adverse fiscal impact.

         Increased General Fund revenues, above initial budget projections, in the 1994-1995 through 2000-2001 Fiscal Years along with policy decisions to increase K-14 appropriations have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years' budgets. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 65.2 percent from the level in place in 1994-1995, to an estimated $7,186 per pupil in 2002-2003.

         Although total revenues (General Fund subject to the State Appropriations Limit (the "SAL") and local property taxes) have increased steadily since 1994-95, the projected level of General Fund SAL revenue has declined by over $3.5 billion and $3.4 billion for 2001-2002 and 2002-2003, respectively, since the 2002-2003 Governor's Budget. The estimate of the guarantee has increased $1.184 billion since the Governor's Budget due primarily to increases in the California per capita personal income and average daily attendance. In response to the lower revised revenues for 2001-2002 and 2002-2003, and the increase in the Proposition 98 guarantee in the budget year, the May Revision proposes to defer $1.149 billion of undisbursed 2001-2002 appropriations. To further address the overall fiscal situation in the current year, the May Revision proposes to reappropriate over $503 million in unspent Proposition 98 funds from prior years to backfill an identical decrease to the 2001-2002 Proposition 98 appropriation level. The reductions in 2001-2002 Proposition 98 appropriations leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

         The revenue projection for 2002-2003 exceeds the revised 2001-2002 estimates by approximately $5.9 billion. The General Fund share of the guarantee will increase approximately $2.7 billion, from $29.5 billion in 2001-2002 to $32.2 billion in 2002-2003. Total funding for K-14 education provides a funding level of approximately $47.2 billion ($7,186 per K-12 pupil), an increase of nine percent compared to the revised 2001-2002 level.

         On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

         At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

         Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

         The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency's legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

         Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

         On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity's continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

         As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.

         FUTURE INITIATIVES. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

         PENDING LITIGATION. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described below.

         The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. By "Intended Decision" dated September 11, 2001, following a four-month bench trial, the judge ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District
784. Plaintiffs have appealed. Appellant's Opening Brief is due August 23, 2002.

         On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-1999, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and July 27, 1998, various employee unions that had intervened in the case appealed the trial court's preliminary injunction and asked the court of appeal to stay the preliminary injunction. On July 28, 1998, the court of appeal granted the unions' requests and stayed the preliminary injunction pending the court of appeal's decision on the merits of the appeal. On August 5, 1998, the court of appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the court of appeal. On May 29, 2002, the court of appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. This ruling could result in the State suspending certain Proposition 98 payments to school districts for Fiscal Year 2002-2003 if the State does not adopt a budget or pass an emergency appropriation in order to make such payments. In prior years the State has enacted an emergency appropriation in the absence of an adopted budget in order to disburse Proposition 98 moneys to the State's school districts.

         In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET. AL., REAL PARTIES IN INTEREST, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the

Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

         In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January 2000. The State is defending the action.

         The State has been involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION ET AL., CIGARETTES CHEAPER! ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MCLANE/SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000 and concluded on November 15, 2000. A final statement of decision was issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Respondents filed their brief on July 5, 2002. Reply briefs are due September 3, 2002. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the cases are finally resolved.

         In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State's liability could exceed $400 million. The State is defending this action.

         In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action in federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State's liability could exceed $400 million.

         A number of lawsuits have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the Utilities and the ISO and the just and reasonable nature of certain of DWR's long-term power purchase contracts. Except for the consolidated actions challenging the Governor's authority to commandeer "block forward contracts" referred to below, these actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California, or impact the timing of the sale of the DWR revenue bonds expected to occur in 2002.

         More than thirty market participants filed claims aggregating over $1 billion for compensation from the State as a result of the Governor's commandeering of block forward contracts by Executive Orders in February 2001. The Victim Compensation and Government Claims Board was divested of jurisdiction to hear these claims as a result of a petition for writ of mandate by claimants the California Power Exchange ("CalPX"), PG&E and Reliant. The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State, People v. ACN Energy, Inc., et al. (O1AS05497), which names as defendants those market participants which the State believes might claim compensation as a result of the Governor's actions. Pending inverse condemnation actions against the State by the CalPX (Los Angeles County Superior Court No. BC 254509), PG&E (San Francisco City and County Superior Court No. 322921) and Reliant (Los Angeles County Superior Court No. BC 254563) have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, the Sacramento County Superior Court. The applicable Bankruptcy Courts have granted relief from the automatic stay of bankruptcy to enable the parties to prosecute and defend to final judgment the claims pertaining to PG&E and the Ca1PX.

         IN DUKE ENERGY TRADING AND MARKETING V. DAVIS, ET AL. (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the California Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order ("TRO") and an injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the ISO from requiring the energy producer to supply energy under the contracts, was taken off the calendar. Pursuant to an interim settlement, Duke Energy delivered power to the DWR through April 30, 2001. On April 30, 2001, the U.S. district court granted Governor Davis' motion to dismiss plaintiff's complaint based on Eleventh Amendment immunity and denied plaintiff's motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the district court against co-defendant, the Power Exchange, without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeal.

The United States Court of Appeals for the Ninth Circuit found that the Ex parte Young exception to the Eleventh Amendment applied and that the Governor's interference with the block forward contracts' security provisions was preempted by the federal scheme established by FERC. The Governor's petition for certiorari in the United States Supreme Court was denied on May 30, 2002.

         In PACIFIC GAS AND ELECTRIC COMPANY V. THE CALIFORNIA DEPARTMENT OF WATER RESOURCES, ET AL. (Sacramento County Superior Court, 01CS01200) PG&E contends that when DWR reached the determination that its revenue requirement for 2001-02 was "just and reasonable" (a determination the Power Supply Act authorizes DWR to make), DWR failed to follow the California Administrative Procedure Act (the "APA"). On June 7, 2002, the superior court issued a judgment finding that DWR had failed to follow the APA in making its "just and reasonable" determination, and commanded DWR to follow the procedures mandated by the APA before making any "just and reasonable" determination. The court's order also stated that its ruling does not in any way affect any action taken by the CPUC, including the enforcement and collection of certain existing rates and charges based on a CPUC order implementing cost recovery of DWR's 2001-02 revenue requirement (CPUC Decision 02-02-052, dated February 21, 2002, and mailed February 22, 2002). This matter may be appealed during the 60 days following the notice of entry of judgment. DWR has not yet determined whether to appeal this decision. The California Supreme Court denied a petition filed by DWR in this same case seeking review of an earlier decision of the superior court denying DWR's motion for judgment on the pleadings.

         In CARBONEAU V. STATE OF CALIFORNIA ET AL., filed on November 9, 2001 in Sacramento Superior Court (01AS06848), the plaintiffs make factual allegations that include, among others, that certain named defendants who participated in the negotiation of certain long-term contracts had conflicts of interest. The plaintiffs plead, among other things, that in negotiating these power contracts, defendants engaged in unfair business practices and violated anti-trust laws. Plaintiffs seek declaratory and injunctive relief as well as damages, with a main objective being to have all electricity contracts entered into by the DWR since January 2001 declared void as against public policy. On May 17, 2002, the Superior Court issued a tentative ruling granting the State's demurrer of plaintiffs' complaint, without leave to amend.

         In MCCLINTOCK, ET. AL. V. BUDHRAJA, DWR, ET. AL., filed May 1, 2002, in Los Angeles County Superior Court (GC029447), plaintiffs, including eight members of the California State Legislature, allege a DWR consultant involved in negotiating certain of the long-term power contracts had a conflict of interest, and as a result certain of the long-term contracts are void. The plaintiffs seek, among other things, to restrain or enjoin DWR's performance under the long-term power contracts, a declaration that the contracts are void, an order of restitution to the General Fund of amounts paid by the State to power providers, and an order of restitution to the General Fund of amounts paid by the State to power providers with knowledge of the conflict.

         In MILLAR V. ALLEGHENY ENERGY, ET. AL., filed May 13, 2002, in San Francisco City and County Superior Court (407867), plaintiff alleges that the sellers who entered into certain of the long-term power contracts engaged in unfair business acts and practices, and seeks to enjoin the enforcement of certain terms and conditions of the long-term power contracts and restitution of moneys wrongfully obtained by the power providers. DWR is named solely as a "nominal defendant," and restitution is not sought from DWR or the State.

         In Sempra Energy Resources v. Department of Water Resources, filed May 29, 2002, in San Diego County Superior Court (789291), plaintiff seeks declaratory relief as to the respective rights and duties of plaintiff and DWR under the long-term energy contract between the parties. Plaintiff claims that it is not in breach of that contract, and that moreover, its actions would not constitute a material breach entitling DWR to suspend its performance under the contract.

         At the time the California energy market was deregulated, the CPUC froze IOU rates at levels then thought to be sufficient to permit the Utilities an opportunity to recover certain pre-deregulation costs from their customers. SCE and PG&E have alleged that these rates are insufficient to permit recovery of FERC-tariffed power purchase costs, and have sought to have the rate freeze lifted. The CPUC has not lifted the rate freeze, and the two Utilities have filed separate actions alleging that the CPUC refusal violates the filed rate doctrine and various constitutional provisions.

         Pacific Gas and Electric v. Lynch is pending in the United States District Court, Northern District of California (C 01-3023 VRW). Both plaintiff and defendants have filed motions for summary judgment, which were heard on May 24, 2002. The court took the matters under submission. If required, a trial has been scheduled for January of 2003.

         Southern California Edison v. Lynch is now pending in the United States Court of Appeals for the Ninth Circuit (01-56879, 01-56993 and 01-57020, consolidated). The CPUC and SCE had reached settlement, and that settlement had been approved by the district court. The district court had also denied motions of several electricity generators to intervene in opposition of the settlement. The electricity generators and a consumer group have appealed the settlement and the order denying intervention. Oral argument was heard on March 4, 2002, and the matter was submitted. The court has not entered a decision.

         PG&E filed an adversary proceeding in bankruptcy court (see "Recent Developments Regarding Natural Gas and Electricity" above) to prevent the CPUC from implementing or enforcing any order that requires PG&E to make certain transfers between certain regulatory accounts which track PG&E revenues and costs. PG&E asserts that such an order would have the effect of extending the rate freeze presently in effect, and delaying the time when PG&E can seek rates sufficient to recover its costs of obtaining power. The bankruptcy court dismissed this complaint with prejudice and denied PG&E's motion for preliminary injunction. Cross-appeals are pending in the United States District Court, in Pacific Gas and Electric Company (PG&E) v. Lynch, U.S. District Court, Northern District of California (01-2490 VRW). All briefing has been submitted. Pacific Gas and Electric Bankruptcy

         On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in United States Bankruptcy Court for the Northern District of California, San Francisco Division (In re Pacific Gas and Electric, United States Bankruptcy Court, N.D. Cal.). The State has filed numerous claims as a creditor of PG&E, including, but not limited to, claims for income and property taxes, regulatory fees, fines and penalties, and environmental fees, fines and penalties. The bankruptcy proceedings are pending.

         DWR has filed administrative claims for post-petition purchases of electricity on PG&E's behalf, arising from the sale of electric energy or services for the customers of PG&E for the period April 7, 2001, through December 31, 2001, in an estimated amount of approximately $311.5 million. Claims for amounts due for January, 2002, and beyond, if any, may be filed. DWR has also filed claims for pre-petition power-related matters in the estimated amount of approximately $225 million.

         PG&E's proposed plan of reorganization seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies on the theory that the Bankruptcy Code preempts state law. The plan states that PG&E will seek to establish conditions to PG&E's resumption of its responsibility for the power currently being provided its customers by DWR, and a ruling to prohibit it from accepting an assignment of any of DWR's long-term power purchase contracts. The court ruled that PG&E must amend its plan to remove relief that is contrary to the State's sovereign immunity or prove that the State has waived its sovereign immunity, and that PG&E must proceed on an implied preemption theory, rather than on an express preemption theory. PG&E has appealed the bankruptcy court's decision in the United States District Court, Northern District of California (In re Pacific Gas and Electric Company, case no. 3:02-cv-01550 (VRW))on two separate grounds, and the CPUC and state agencies have cross-appealed and objected to the appeal. The CPUC and state agencies' motion to dismiss the appeal is scheduled to be heard on June 13, 2002.

         PG&E filed a second amended plan and disclosure statement, and, in response to an order of the court, filed a further amended disclosure statement. The court has approved PG&E's disclosure statement, which will be sent to creditors concurrently with the disclosure statement of the alternative plan of reorganization filed on April 15, 2002, by the CPUC. Both plans have been submitted to the creditors for voting. The Bankruptcy Judge has scheduled July 17, 2002 as the date for filing objections for both plans and August 12, 2002 as the date by which creditors must return their ballots accepting or rejecting the plans.
         PG&E has also requested that the bankruptcy court deny implementation of the "Servicing Agreement" with DWR. The Servicing Agreement, provides the procedural mechanisms for PG&E to supply distribution and billing services to allow DWR to deliver its power to retail end users and receive payment therefor. PG&E contends that the CPUC order is tantamount to a diversion of the assets of the bankruptcy estate, which would be detrimental to the estate and its reorganization efforts. DWR and the CPUC filed oppositions to the motion on various grounds. Because of developments at the CPUC, PG&E must amend its motion if the matter is to be heard by the bankruptcy court. The matter has been postponed indefinitely.

         The California Power Exchange (the "PX") served as an independent, non-profit entity responsible for administering the competitive wholesale electricity market in California. After a December 2000 FERC order permitting the Utilities to purchase and sell other than through the PX, PX operations slowed dramatically and the PX suspended trading on January 31, 2001. The PX filed for protection under Chapter 11 of the Bankruptcy Code on March 9, 2001 (United States Bankruptcy Court, Central District of California, No. LA01-16577-ES). The Bankruptcy Court approved the fifth amended disclosure statement filed by the Participant's Committee on June 28, 2002, and has scheduled September 23, 2002, as the date for the hearing on the confirmation of the plan. The estimated combined total of claims in two claimant classes that pertain to the Utilities and the ISO is $2.9 billion.

CALIFORNIA TAX MATTERS

         In the opinion of special California tax counsel, under California law, dividends paid by the Fund are exempt from California income tax applicable to individuals who reside in California to the extent such dividends are derived from interest payments on California municipal obligations and municipal obligations issued by certain U.S. Territories and provided that at least 50% of the assets of the Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Under the California income tax, distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income.

         The foregoing briefly summarizes some of the important California income tax consequences to Shareholders of investing in Shares, reflects the California income tax laws as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

U.S. TERRITORIES

         PUERTO RICO. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

         The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

         Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A will be phased out by January 1, 2006. The

Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

         During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out
Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation (CFC) status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

         In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

         A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

         The major key to maintaining Puerto Rico's external ratings (Baa1/A-from Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results which necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

         THE U.S. VIRGIN ISLANDS. The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. The attacks of September 11, 2001 will likely have an adverse affect on tourism, the extent of which is unclear.
An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

         GUAM. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year 2000. Guam also has a high debt burden. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB- on March 25, 2002. Guam is not rated by Moody's.

                           TAX-EQUIVALENT YIELD TABLE

         The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the regular 2002 federal income tax and California personal income tax rates applicable to individuals.


                                                   Combined Federal and
                                                   California State Tax
                                                           Rates                                 Tax - Exempt Yield
----------------------------------------------   -------------------------      ----------------------------------------------------

      Single Return          Joint Return        Federal  State    Blended          4.0%   4.5%   5.0%    5.5%   6.0%    6.5%   7.0%
----------------------------------------------   -------------------------      ----------------------------------------------------
(Taxable Income)**
       $21,827 - $27,950    $43,652 - $46,700        15%       6%  20.10%          5.01%  5.63%  6.26%   6.88%  7.51%   8.14%  8.76%
       $30,298 - $29,850    $46,701 - $60,596        27%    6.00%  31.38%          5.83%  6.56%  7.29%   8.02%  8.74%   9.47% 10.20%
       $30,299 - $38,291    $60,597 - $76,582      27.0%    8.00%  32.84%          5.96%  6.70%  7.44%   8.19%  8.93%   9.68% 10.42%
       $38,292 - $67,700    $76,583 - $112,850     27.0%    9.30%  33.79%          6.04%  6.80%  7.55%   8.31%  9.06%   9.82% 10.57%
       $67,701 - $141,250   $112,851 - $171,950    30.0%    9.30%  36.51%          6.30%  7.09%  7.88%   8.66%  9.45%  10.24% 11.03%
       $141,251- $307,050   $171,951 - $307,050    35.0%    9.30%  41.05%          6.78%  7.63%  8.48%   9.33% 10.18%  11.03% 11.87%
       Over $307,050        Over $307,050          38.6%    9.30%  44.31%          7.18%  8.08%  8.98%   9.88% 10.77%  11.67% 12.57%

**Net amounts subject to federal personal income tax after deductions and exemptions.

         The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for taxpayers with adjusted gross income in excess of $137,300. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $103,000 and joint filers with adjusted gross income in excess of $206,000. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

         The combined federal and California tax brackets are calculated using the highest California tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 27%, 30%, 35% and 38.6%.

         Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and California personal income tax, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on capital gain distributions. It should also be noted that the interest earned on certain "private activity bonds," while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

         The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax advisers for additional information.

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1.    Financial Statements:

            Report of Independent Auditors.

            Statement of Assets and Liabilities.

      2.    Exhibits:

            a. Articles of Incorporation. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-97455 and 811-21167, filed on July 31, 2002.)

            b.    Amended and Restated By-Laws. (filed herewith)

            c.    None.

            d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws.

            e.    Dividend Reinvestment Plan. (filed herewith)

            f.    None.

            g.    (1)   Form of Management Agreement. (filed herewith)

                  (2)   Form of Sub-Advisory Agreement. (filed herewith)

            h.    (1)   Form of Underwriting Agreement. (filed herewith)

                  (2) Form of Master Agreement Among Underwriters. (filed herewith)

                  (3)   Form  of  Master  Selected  Dealer   Agreement.   (filed
                        herewith)

            i.    None

            j.    Form of Custodian Contract. (filed herewith)

            k.    (1)   Form of Transfer  Agency and Service  Agreement.  (filed
                        herewith)

                  (2)   Form of Administration Agreement. (filed herewith)

                  (3)   Form of Fee Waiver Agreement. (filed herewith)

                  (4)   Form of Fee Compensation Agreement. (filed herewith)

            l.    Opinion and Consent of Counsel. (filed herewith)

            m.    None.

            n.    Consent of Independent Auditors. (filed herewith)

            o.    None.

            p.    Letter of Investment Intent. (filed herewith)

            q.    None.

            r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (filed herewith)


ITEM 25.  MARKETING ARRANGEMENTS

      See form of Underwriting Agreement to be filed as Exhibit 2.h.(1) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:


      Securities and Exchange Commission Fees...............      $  6,900
      American Stock Exchange LLC Listing Fees..............         5,000
      National Association of Securities Dealers, Inc. Fees.         7,400
      Federal Taxes     ....................................           --
      State Taxes and Fees..................................           --
      Printing and Engraving Expenses.......................       208,700
      Legal Fees        ....................................       154,150
      Director Fees     ....................................           --
      Accounting Expenses...................................        20,000
      Miscellaneous Expenses................................       100,000
                                                                   -------

            Total       ....................................      $502,150
                                                                  ========


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.(1)

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


                                               Number of Record Shareholders as of
            Title of Class                                  September 23, 2002
            --------------                                  ------------------

      Shares of Common Stock, par value $0.0001 per share            1


ITEM 29.  INDEMNIFICATION

      Article Twelfth of the Registrant's  Articles of  Incorporation,  filed as
Exhibit 2.a. to this Registration Statement, and Article IX of the Registrant's By-Laws, filed as Exhibit 2.b., provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or
(c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to
Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended ("1940 Act"), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

--------
(1) Until such time as the Registrant completes the public offering of its Common Stock, Neuberger Berman, LLC will be a control person of the Registrant. Neuberger Berman, LLC is a wholly owned subsidiary of Neuberger Berman Inc., a publicly held holding company that has a number of direct and indirect subsidiaries.

            Sections 9.1 and 9.2 of the Management  Agreement  between Neuberger
Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Management Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section 9.1 not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

      Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

      Sections 11.1 and 11.2 of the Administration Agreement between the Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Administration Agreement

("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section 11.1 not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification hereunder. Before confessing any claim against it which may be subject to indemnification by the Registrant hereunder, NB Management shall give the Registrant reasonable opportunity to defend against such claim in its own name or in the name of NB Management.

      Section 6(a) of the Underwriting Agreement between the Registrant, NB Management, Neuberger Berman, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated provides that the Registrant and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the final Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the prior written consent of the Registrant and the Advisers; and (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Registrant or the Advisers by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the final Prospectus (or any amendment or supplement thereto); and provided further that the Registrant or the Advisers will not be liable to any Underwriter with respect to any Prospectus to the extent that the Registrant or the Advisers shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of the Underwriting Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus, as then amended or supplemented if: (i) the

Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary Prospectus which was corrected in the final Prospectus as, if applicable, amended or supplemented prior to the Closing Time and such final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such final Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person.

      Section 6(c) of the Underwriting Agreement provides that the Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material in the form approved by the Fund and the Advisers or its affiliates for use by the Underwriters and securities firms to whom the Fund or the Advisers shall have disseminated materials in connection with the public offering of the Securities.

      Section 7 of the Underwriting Agreement provides that, if the indemnification provided for in Section 6 thereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to the Underwriting Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to the Underwriting Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to the Underwriting Agreement (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

      The relative fault of the Fund and the Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Advisers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. However, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Under Section 7 of the Underwriting Agreement, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Fund and each director of the Advisers, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or the Advisers, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and the Advisers, respectively. The Underwriters' respective obligations to contribute pursuant to Section 7 are several in proportion to the number of Initial Securities allotted to them and not joint.

      Section   6(f)  of  the   Underwriting   Agreement   provides   that   any
indemnification or contribution by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.


ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each principal of Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

Claudia Brandon                  Secretary, Neuberger Berman Advisers
Vice President/Mutual Fund       Management Trust; Secretary, Neuberger Berman
Board Relations, NB Management   Equity Funds; Secretary, Neuberger Berman
Inc. since May 2000; Vice        Income Funds.
President, NB Management from
1986-1999; Employee, Neuberger
Berman since 1999.

Thomas J. Brophy                 None.
Vice President, Neuberger
Berman; Vice President, NB
Management Inc. since March
2000.

Lori Canell                      None.
Managing Director, Neuberger
Berman; Vice President, NB
Management Inc.

Valerie Chang                    None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Brooke A. Cobb                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Robert Conti                     Vice President, Neuberger Berman Income
Vice President, Neuberger        Funds; Vice President, Neuberger Berman
Berman; Senior Vice President,   Equity Funds; Vice President, Neuberger
NB Management Inc. since         Berman Advisers Management Trust
November 2000; Treasurer, NB
Management Inc. until May 2000.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

Robert W. D'Alelio               None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Stanley G. Deutsch               None.
Managing Director, Neuberger
Berman; Vice President, NB
Management Inc. since September
2000.

Ingrid Dyott                     None.
Vice President, Neuberger
Berman; Vice President,
NB Management Inc.

Michael F. Fasciano              President, Fasciano Company Inc. until March
Managing Director, Neuberger     2001; Portfolio Manager, Fasciano Fund Inc.
Berman since March 2001; Vice    until March 2001.
President, NB Management Inc.
since March 2001.

Robert S. Franklin               None.
Vice President, Neuberger
Berman; Vice President,
NB Management Inc.

Brian P. Gaffney                 Vice President, Neuberger Berman Income Funds;
Managing Director, Neuberger     Vice President, Neuberger Equity Funds;
Berman since April 2000,         Vice President, Neuberger Berman Advisers
Senior Vice President,           Management Trust.
NB Managemetn Inc. since
November 2000; Vice President,
NB Management from April 1997
through November 1999.

Robert I. Gendelman              None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Thomas E. Gengler, Jr.           None.
Senior Vice President,
Neuberger Berman since February
2001, prior thereto, Vice
President, Neuberger Berman
since 1999; Senior Vice
President, NB Management Inc.
since March 2001 prior thereto,
Vice President, NB Management
Inc.

Theodore P. Giuliano             None.
Vice President (and Director
until February 2001),
NB Management Inc.; Managing
Director, Neuberger Berman

Joseph K. Herlihy                Treasurer, Neuberger Berman Inc.
Senior Vice President,
Treasurer, Neuberger Berman;
Treasurer, NB Management Inc.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

Michael M. Kassen                Executive Vice President, Chief Investment
Executive Vice President and     Officer and Director, Neuberger Berman Inc.
Chief Investment Officer,
Neuberger Berman; Chairman and
Director, NB Management
Inc. since May 2000, prior
thereto, Executive Vice
President, Chief Investment
Officer and Director, NB
Management Inc. from November
1999 until May 2000; Vice
President from June 1990 until
November 1999.

Barbara R. Katersky              None.
Senior Vice President,
Neuberger Berman; Senior Vice
President, NB Management Inc.

Robert B. Ladd                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Kelly M. Landron                 None.
Vice President, NB Management
Inc. since March 2000.

Jeffrey B. Lane                  Director, Chief Executive Officer and
Chief Executive Officer and      President, Neuberger Berman Inc.; Director,
President, Neuberger Berman;     Neuberger Berman Trust Company from June 1999
Director, NB Management Inc.     until November 2000.
since February 2001.

Michael F. Malouf                None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Robert Matza                     Executive Vice President, Chief Operating
Executive Vice President and     Officer and Director, Neuberger Berman Inc.
Chief Operating Officer,         since January 2001, prior thereto, Executive
Neuberger Berman since January   Vice President, Chief Administrative Officer
2001, prior thereto, Executive   and Director, Neuberger Berman, Inc.
Vice President and Chief
Administrative Officer,
Neuberger Berman; Director,
NB Management Inc. since April
2000.

Ellen Metzger                    Assistant Secretary, Neuberger Berman Inc.
Vice President, Neuberger        since 2000.
Berman; Secretary,
NB Management Inc.

Arthur Moretti                   Managing Director, Eagle Capital from January
Managing Director, Neuberger     1999 until June 2001.
Berman since June 2001; Vice
President, NB Management Inc.
since June 2001.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

S. Basu Mullick                  None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Janet W. Prindle                 Director, Neuberger Berman National Trust
Managing Director, Neuberger     Company since January 2001; Director
Berman; Vice President,          Neuberger Berman Trust Company of Delaware
NB Management Inc.               since April 2001.

Kevin L. Risen                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Benjamin E. Segal                None.
Managing Director, Neuberger
Berman since November 2000,
prior thereto, Vice President,
Neuberger Berman; Vice
President, NB Management Inc.

Heidi S. Steiger                 Executive Vice President and Director,
Executive Vice President,        Neuberger Berman Inc.; Chair and Director,
Neuberger Berman; Director, NB   Neuberger Berman National Trust Company since
Management Inc. since February   January 2001; Director, Neuberger Berman
2001.                            Trust Company of Delaware since February 2000
                                 (and Chair until January 2001); Director,
                                 Neuberger Berman Trust Company until September
                                 2001 (and Chair from September 1999 until
                                 January 2001).

Jennifer Silver                  None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Kent C. Simons                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Matthew S. Stadler               Senior Vice President and Chief Financial
Senior Vice President and        Officer, Neuberger Berman Inc. since August
Chief Financial Officer,         2000; Senior Vice President and Chief
Neuberger Berman since August    Financial Officer, National Discount Brokers
2000, prior thereto,             Group from May 1999 until October 1999.
Controller, Neuberger Berman
from November 1999 to August
2000; Senior Vice President and
Chief Financial Officer, NB
Management Inc. since August
2000.

Peter E. Sundman                 Executive Vice President and Director,
President and Director,          Neuberger Berman Inc.; President and Chief
NB Management Inc.; Executive    Executive Officer, Neuberger Berman Income
Vice President, Neuberger        Funds, President and Chief Executive Officer,
Berman.                          Neuberger Berman Advisers Management Trust;
                                 President and Chief Executive Officer,
                                 Neuberger Berman Equity Funds.

Judith M. Vale                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             -----------------------------

Catherine Waterworth             None.
Vice President, Neuberger
Berman; Vice President,
NB Management Inc.

Allan R. White, III              None.
Managing Director, Neuberger
Berman; Vice President, NB
Management.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS


      All  accounts,  books and other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of its custodian and accounting agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its transfer agent, Bank of New York, 1 Wall Street, New York, New York 10286, except for the Registrant's Articles of Incorporation and By-Laws, minutes of meetings of the Registrant's Directors and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

ITEM 32.  MANAGEMENT SERVICES

      None.

ITEM 33.  UNDERTAKINGS

      1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

            (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

            (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      2.    N/A

      3.    N/A

      4.    N/A

      5.    The Registrant hereby undertakes:

            (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

            (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 24th day of September 2002.

                                        NEUBERGER BERMAN CALIFORNIA INTERMEDIATE
                                        MUNICIPAL FUND INC.


                                        By:  /s/ Michael M. Kassen
                                             -------------------------------
                                              Name:  Michael M. Kassen*
                                              Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title                      Date
---------                             -----                      ----
                              Chairman of the Board,      September 24, 2002
                             Chief Executive Officer
/s/ Peter E. Sundman               and Director
----------------------------
Peter E. Sundman*

/s/ Michael M. Kassen         President and Director      September 24, 2002
----------------------------
Michael M. Kassen*

/s/ Barbara Muinos           Treasurer and Principal      September 24, 2002
---------------------------- Financial and Accounting
Barbara Muinos                       Officer

/s/ John Cannon                      Director             September 24, 2002
----------------------------
John Cannon*

/s/ Faith Colish                     Director             September 24, 2002
----------------------------
Faith Colish*

/s/ Walter G. Ehlers                 Director             September 24, 2002
----------------------------
Walter G. Ehlers*

/s/ C. Anne Harvey                   Director             September 24, 2002
----------------------------
C. Anne Harvey*

/s/ Barry Hirsch                     Director             September 24, 2002
----------------------------
Barry Hirsch*

/s/ Robert A. Kavesh                 Director             September 24, 2002
----------------------------
Robert A. Kavesh*

/s/ Howard A. Mileaf                 Director             September 24, 2002
----------------------------
Howard A. Mileaf*

/s/ Edward I. O'Brien                Director             September 24, 2002
----------------------------
Edward I. O'Brien*

Signature                             Title                      Date
---------                             -----                      ----

/s/ John P. Rosenthal                Director             September 24, 2002
----------------------------
John P. Rosenthal*

/s/ William E. Rulon                 Director             September 24, 2002
----------------------------
William E. Rulon*

/s/ Cornelius T. Ryan                Director             September 24, 2002
----------------------------
Cornelius T. Ryan*

/s/ Tom Decker Seip                  Director             September 24, 2002
----------------------------
Tom Decker Seip*

/s/ Candace L. Straight              Director             September 24, 2002
----------------------------
Candace L. Straight*

/s/ Peter P. Trapp                   Director             September 24, 2002
----------------------------
Peter P. Trapp*



*Signatures affixed by Arthur C. Delibert on September 24, 2002 pursuant to power of attorney dated August 19, 2002, which was filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on September 3, 2002.

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.

                                  EXHIBIT INDEX


   Exhibit        Document Description
   -------        --------------------

      a.    Articles  of  Incorporation.   (Incorporated  by  reference  to  the
            Registrant's   Registration  Statement,   File  Nos.  333-97455  and
            811-21167, filed on July 31, 2002.)

      b.    Amended and Restated By-Laws. (filed herewith)

      c.    None.

      d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws.

      e.    Dividend Reinvestment Plan. (filed herewith)

      f.    None.

      g.    (1)   Form of Management Agreement. (filed herewith)

            (2)   Form of Sub-Advisory Agreement. (filed herewith)

      h.    (1)   Form of Underwriting Agreement. (filed herewith)

            (2)   Form of Master Agreement Among Underwriters. (filed herewith)

            (3)   Form of Master Selected Dealer Agreement. (filed herewith)

      i.    None

      j.    Form of Custodian Contract. (filed herewith)

      k.    (1)   Form of Transfer Agency and Service Agreement.(filed herewith)

            (2)   Form of Administration Agreement. (filed herewith)

            (3)   Form of Fee Waiver Agreement. (filed herewith)

            (4)   Form of Compensation Agreement. (filed herewith)

      l.    Opinion and Consent of Counsel. (filed herewith)

      m.    None.

      n.    Consent of Independent Auditors. (filed herewith)

      o.    None.

      p.    Letter of Investment Intent. (filed herewith)

      q.    None.

      r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (filed herewith)